SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
MINERVA NEUROSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MINERVA NEUROSCIENCES, INC.

1500 District Avenue

Burlington, MA 01803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Minerva Neurosciences, Inc., a Delaware corporation, referred to hereafter as the “Company,” “we,” “us,” or “Minerva.” The Annual Meeting will be held on Wednesday, June 3, 2026 at 8:30 a.m. Eastern time. The Annual Meeting will be held virtually through a live webcast at www.virtualshareholdermeeting.com/NERV2026. We believe hosting a virtual meeting enables increased stockholder participation and improves meeting efficiency and our ability to communicate effectively with our stockholders, while lowering the cost of conducting the Annual Meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before 8:30 a.m., Eastern Time, to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes:

1.	To elect two Class III directors, Dr. David Kupfer and Jan van Heek, to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders.

2.

To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Existing Charter”), to reflect Delaware Law provisions allowing for the exculpation of certain officers.

3.	To approve an amendment of the Existing Charter to eliminate the exclusive forum provision.

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

5.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

6.

To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.

7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

You will be able to attend the Annual Meeting online, submit your questions during the Annual Meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/NERV2026 and entering the 16-digit control number included in your Notice of Internet Availability, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. Because the Annual Meeting is being held electronically, you will not be able to attend the Annual Meeting in person.

The record date for the Annual Meeting is April 9, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. For the ten days prior to the Annual Meeting, a list of our stockholders as of the close of business on the record date and entitled to vote at the Annual Meeting will be available for examination during normal business hours by any stockholder of record for a legally valid purpose at our principal executive offices or by emailing us at info@minervaneurosciences.com. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/NERV2026.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

By Order of the Board of Directors

/s/ Frederick Ahlholm

Frederick Ahlholm

Chief Financial Officer and Secretary

Burlington, Massachusetts

April 23, 2026

You are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the Annual Meeting, you are urged to vote and submit your proxy by following the procedures described in the proxy card. Even if you have voted by proxy, you may still vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other similar organization and you wish to vote during the Annual Meeting, you must obtain a proxy issued in your name from the record holder and follow the instructions from such organization.

Page

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

PROPOSAL 1 ELECTION OF DIRECTORS	10

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE	13
Independence of the Board	13
Board Leadership Structure	13
Role of the Board in Risk Oversight	14
Prohibitions on Hedging, Pledging and Speculative Transactions	14
Insider Trading Policy	14
Meetings of the Board	14
Information Regarding Committees of the Board	14
Audit Committee	15
Compensation Committee	16
Nominating and Corporate Governance Committee	18
Stockholder Communications with the Board	19
Code of Ethics	19

PROPOSAL 2 APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT DELAWARE LAW PROVISIONS ALLOWING FOR THE EXCULPATION OF CERTAIN OFFICERS	20

PROPOSAL 3 APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE EXCLUSIVE FORUM PROVISION	22

PROPOSAL 4 ADVISORY VOTE ON EXECUTIVE COMPENSATION	23

PROPOSAL 5 ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF FUTURE ADVISORY STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION	24

PROPOSAL 6 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

EXECUTIVE OFFICERS	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28

EXECUTIVE COMPENSATION	33
Summary Compensation Table	33
Narrative Disclosure to Summary Compensation Table	33
Outstanding Equity Awards at Fiscal Year-End	35
Arrangements with Our Named Executive Officers	36

DIRECTOR COMPENSATION	44

TRANSACTIONS WITH RELATED PERSONS RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES	46
Certain Relationships and Related Person Transactions	46

EQUITY COMPENSATION PLAN INFORMATION	50

HOUSEHOLDING OF PROXY MATERIALS	51

OTHER MATTERS	52

APPENDIX A CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION (EXCULPATION AMENDMENT)	A-1

APPENDIX B CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION (EXCLUSIVE FORUM AMENDMENT)	B-1

i

MINERVA NEUROSCIENCES, INC.

1500 District Avenue

Burlington, MA 01803

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of the Company (the “Board”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. The Notice contains instructions about how to access our proxy materials online and vote online. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 23, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

Why are you holding a virtual Annual Meeting?

We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world. Stockholders will have the same rights and opportunities to participate as they would have at an in-person meeting.

Will I receive any other proxy materials by mail?

You will not receive any additional proxy materials via mail unless you request a printed copy in accordance with the instructions set forth in the Notice. We may elect, in our discretion, to send you a proxy card, along with a second Notice, on or after 10 calendar days have passed since our first mailing of the Notice.

How do I attend the Annual Meeting?

You cannot attend the Annual Meeting physically. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/NERV2026, where you will be able to listen to the Annual Meeting live, submit questions and vote online.

The meeting will be held on Wednesday, June 3, 2026 at 8:30 a.m. Eastern time. We recommend that you log in a few minutes before 8:30 a.m., Eastern Time, to ensure you are logged in when the Annual Meeting starts. The virtual meeting room will open 15 minutes before the start of the Annual Meeting. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

In order to enter the Annual Meeting virtually, you will need the unique 16-digit control number, which is included in the Notice or on your proxy card if you are a stockholder of record of the shares, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/NERV2026. Technical support will be available starting 15 minutes prior to the start of the Annual Meeting.

What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the meeting by internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy, by internet or by telephone in advance of the Annual Meeting.

Will a list of record stockholders as of the record date be available?

For the ten days prior to the Annual Meeting, a list of our stockholders as of the close of business on April 9, 2026, the record date of the Annual Meeting, will be available for examination during normal business hours by any stockholder of record for a legally valid purpose at our principal executive offices or by emailing us at info@minervaneurosciences.com. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/NERV2026.

Who can vote at the Annual Meeting?

Only stockholders of record of our common stock, $0.0001 par value per share (the “Common Stock”), and our Series A Convertible Voting Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), at the close of business on April 9, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, but, in the case of Series A Preferred Stock, subject to the Maximum Percentage discussed below. On the Record Date, there were 43,841,998 shares of Common Stock outstanding and 3,296 shares of Series A Preferred Stock outstanding. See “How many votes do I have?” below for more information.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting virtually or vote by proxy prior to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy electronically through the Internet, over the telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting via the following link: www.virtualshareholdermeeting.com/NERV2026. However, because you are not the stockholder of record, you may not vote your shares virtually at the meeting via the link unless you request and obtain a valid proxy from your broker, bank or other agent. Check with your brokerage firm, bank, dealer or other similar organization, and follow the instructions you receive from your brokerage firm, bank, dealer or other similar organization prior to the Annual Meeting.

What am I voting on?

There are six matters scheduled for a vote:

•	Election of two Class III directors, Dr. David Kupfer and Jan van Heek, to hold office until the 2029 Annual Meeting of Stockholders (Proposal 1);

•	Amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to reflect Delaware Law provisions allowing for the exculpation of certain officers (Proposal 2);

•	Amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to eliminate the exclusive forum provision (Proposal 3);

•	Advisory “say-on-pay” vote on our executive compensation (Proposal 4);

•	Advisory indication of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers (Proposal 5); and

•

Ratification of the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026 (Proposal 6).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For Proposal 1, you may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee to the Board that you specify. For Proposal 5, you may vote for any one of the following: “one year,” “two years” or “three years,” or you may abstain from voting on that matter. For all other matters, you may vote “FOR” or “AGAINST” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by virtually attending the Annual Meeting (by visiting www.virtualshareholdermeeting.com/NERV2026), vote by proxy over the telephone, vote by proxy over the Internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still virtually attend the Annual Meeting and vote even if you have already voted by proxy.

•

By Internet. To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide your control number from the Notice. Your Internet vote must be received by 11:59 p.m., Eastern Time, on June 2, 2026 to be counted.

•

By Telephone. Call 1-800-690-6903 toll-free from the United States, U.S. territories and Canada, and follow the instructions on the Notice. You will be asked to provide your control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on June 2, 2026 to be counted.

•

By Proxy Card. Complete, sign and date the proxy card that may be requested and return it promptly in the envelope provided. If we receive your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Your proxy card must be received by 11:59 p.m., Eastern Time, on June 2, 2026 to be counted.

•	Online During the Annual Meeting. Access the Annual Meeting by visiting www.virtualshareholdermeeting.com/NERV2026 and providing your control number from the Notice.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in such Notice to ensure that your vote is counted. To vote by virtually attending the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from internet access providers and telephone companies.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, using a printed proxy card or online during the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How many votes do I have?

Common Stock: On each matter to be voted upon, as holders of our Common Stock, you have one vote for each share of Common Stock you own as of the close of business on the Record Date.

Series A Preferred Stock: Each share of our Series A Preferred Stock outstanding as of the Record Date has the right to vote on an as-converted to Common Stock basis (i.e., each share of Series A Preferred Stock is convertible into 473 shares of Common Stock), together with the shares of Common Stock and voting together as a single class, on all matters presented to the stockholders for approval, subject to the Maximum Percentage (as defined below). The voting of the Series A Preferred Stock is limited by the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock (the “Certificate of Designation”), which provides that a holder of Series A Preferred Stock will not have the right to convert any portion of its Series A Preferred Stock or to vote in its capacity as a holder of shares of Series A Preferred Stock with respect to matters submitted to holders of the Common Stock, to the extent that, after giving effect to such conversion or action, as applicable, the holder and its affiliates and Attribution Parties (as defined in the Certificate of Designation) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such the holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock held by the holder and its affiliates and Attribution Parties, plus the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unconverted portion of the Series A Preferred Stock beneficially owned by such holder and its affiliates and Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such holder and its affiliates and Attribution Parties (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. The determination of whether the Series A Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series A Preferred Stock are convertible is in the sole discretion of such holder.

Additional Information regarding the Maximum Percentage can be found in the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2025 and is incorporated herein by reference.

As of the Record Date, 43,841,998 shares of Common Stock were issued and outstanding. In addition, 3,296 shares of Series A Preferred Stock were issued and outstanding, of which 196 shares have voting rights after taking into account the Maximum Percentage (resulting in 92,708 shares of Common Stock on an as-converted to Common Stock basis). Therefore, there are 43,934,706 shares of Common Stock entitled to vote as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card without indicating how you want your shares voted on each proposal or otherwise vote without making voting selections for each proposal, your shares will be voted in accordance with the recommendations of our Board of Directors: “FOR” the election of both nominees for director (Proposal 1); “FOR” the amendment of the Company’s Amended and Restated Certificate of Incorporation to provide for office exculpation (Proposal 2); “FOR” the amendment of the Company’s Amended and Restated Certificate of Incorporation to eliminate the exclusive forum provision (Proposal 3); “FOR” the advisory “say-on-pay” vote on our executive compensation (Proposal 4); “ONE YEAR” for the non-binding advisory vote on the frequency of future stockholder votes to approve the compensation of the Company’s named executive officers (Proposal 5); and “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 6). If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. All brokers registered as members with NYSE are subject to NYSE rules and, accordingly, NYSE Rules apply to the voting of all shares held in a brokerage account, including shares of a company like ours listed on The Nasdaq Stock Market. In this regard, Proposals 1, 2, 3, 4 and 5 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on Proposals 1, 2, 3, 4 and 5 in the absence of your voting instructions. However, Proposal 6 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 6.

Proposals 1, 2, 3, 4 and 5 are each considered “non-routine,” which would result in a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. Your broker, bank or other agent cannot vote your shares on these proposals without your instructions. Please instruct your bank, broker or other agent to ensure that your vote will be counted.

Proposal 6 is considered a “routine” matter, and your broker, bank or other agent may vote your shares on this proposal even in the absence of your instructions.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have engaged Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $12,000 plus reimbursement of out-of-pocket expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	Submit another properly completed proxy card with a later date.

•	Grant a subsequent proxy by telephone or through the internet.

•

Attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

•	Send written notice of revocation to our Secretary at Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, Massachusetts 01803 before the time the Annual Meeting begins.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by a broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 24, 2026, to the Company’s Corporate Secretary at Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, Massachusetts 01803, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2027 Annual Meeting of Stockholders is more than 30 days before or after June 3, 2027, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy materials for the 2027 Annual Meeting of Stockholders.

Pursuant to our Amended and Restated Bylaws (“Bylaws”), if you wish to bring a proposal before the stockholders or nominate a director at the 2027 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on February 3, 2027 nor earlier than the close of business on March 5, 2027; provided, however, if our 2027 Annual Meeting of Stockholders is more than 30 days before or after the anniversary date of this year’s Annual Meeting, to be timely, notice by the stockholder must be received not later than the 15th day following the day on which public announcement of the date of the Annual Meeting of Stockholders is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors (Proposal 1), votes “For,” “Withhold,” and broker non-votes; with respect to the proposal regarding frequency of stockholder advisory votes to approve executive compensation (Proposal 5), votes for frequencies of one year, two years or three years, abstentions and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. See “How many votes are needed to approve each proposal?” below for more information.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1, 2, 3, 4 and 5 are considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with those proposals. Proposal 6 is considered to be “routine” and we therefore do not expect any broker non-votes with respect to Proposal 6.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Board Recommendation	Vote Required for Approval	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non- Votes
1	Election of Directors	“FOR” each nominee named in this proxy statement	Plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors; this means that the two nominees receiving the most “FOR” votes from the holders of shares, either present virtually at the Annual Meeting or represented by proxy, and entitled to vote on the election of directors will be elected.	No effect	No effect

2	Charter Amendment to provide for officer exculpation	“FOR”	“FOR” votes from a majority of the outstanding stock entitled to vote on the matter.	Against	Against

3	Charter Amendment to eliminate the exclusive forum provision	“FOR”	“FOR” votes from a majority of the outstanding stock entitled to vote on the matter.	Against	Against

4	Advisory “say-on-pay” vote on executive compensation	“FOR”	“FOR” votes from the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Against	No effect

5	Advisory “say on frequency” vote on executive compensation	For every “ONE YEAR”	Votes for every “one-year” from the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Against each of the proposed Voting frequencies	No effect

6	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	“FOR”	“FOR” votes from the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Against	Not applicable(1)

(1)

This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

The presence at the Annual Meeting, in person virtually or represented by proxy, of the holders of a majority of the shares of our Common Stock and Series A Preferred Stock (on an as-if-converted-to-Common-Stock basis, subject to the Maximum Percentage with respect to the Series A Preferred Stock) issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for purposes of voting at the Annual Meeting. Attendance at the Annual Meeting, albeit virtual, constitutes presence in person for purposes of a quorum. As of the Record Date, 43,841,998 shares of Common Stock were issued and outstanding. In addition, 3,296 shares of Series A Preferred Stock were issued and outstanding, of which 196 shares have voting rights after taking into account the Maximum Percentage (resulting in 92,708 shares of Common Stock on an as-converted to Common Stock basis). Therefore, there are 43,934,706 shares of Common Stock entitled to vote as of the Record Date. Thus, the holders of 21,967,353 shares of Common Stock and Series A Preferred Stock (on an as-converted basis) must be present by virtual attendance or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/NERV2026. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining the existence of a quorum. If there is no quorum, the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1 ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. If, at the time of filling any vacancy, the directors then in office constitute less than a majority of the whole Board, upon application of any stockholder(s) holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, the Delaware Court of Chancery may order an election be held to fill such vacancies or to replace the directors chosen by the directors then in office.

The Board presently has six members. There are two directors in the class whose term of office expires on the date of the Annual Meeting. The nominees listed below are currently directors of the Company. If elected at the Annual Meeting, the nominees would serve until the 2029 annual meeting and until their respective successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. All of our directors serving at the time of our 2025 Annual Meeting of Stockholders attended that meeting.

The following is a brief biography of the nominee for re-election and each director whose term will continue after the Annual Meeting:

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2029 ANNUAL MEETING

Dr. David Kupfer, age 85, has served on our Board since November 2015. Dr. Kupfer is a Distinguished Professor Emeritus of Psychiatry at the University of Pittsburgh School of Medicine, where he chaired that department for 26 years. He also chaired the American Psychiatric Association Task Force for the development of the Fifth Edition of the Diagnostic and Statistical Manual of Mental Disorders (“DSM-5”), which defines the criteria for the diagnosis and classification of mental disorders. Dr. Kupfer received his M.D. from Yale University in 1965. Our Board believes that Dr. Kupfer’s extensive experience in the field of psychiatry qualifies him to serve on our Board.

Jan van Heek, age 76, has served on our Board since July 2014. Mr. van Heek advises biotechnology and other healthcare companies in commercial strategy development, financing, and business development. He was previously a partner at BioPoint Group, a biotech consulting company. Prior to establishing BioPoint in 2009, Mr. van Heek spent over 18 years at Genzyme Corporation, a Sanofi pharmaceutical company, including as an Executive Vice President and Senior Advisor to the chief executive officer. Mr. van Heek also previously served as a board member and chairman of the Audit Committee of Amarin Corporation, a publicly traded biopharmaceutical company from 2010 to 2023. He was also a board member and chairman of the Audit Committee of ViaCell Corporation, a public company, from 2002 until it was sold to Perkin Elmer Corporation in 2007. He received an M.B.A. from St. Gallen University in Switzerland and an executive degree from Stanford Business School. Our Board believes that Mr. van Heek’s experience in the biotechnology industry and his executive experience, specifically his experience in executive officer positions at other companies in the biotechnology industry, as well as his service on other boards of directors, qualifies him to serve as a member of our Board.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEE.

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING

Hans Peter Hasler, age 70, has served on our Board since December 2017. Until 2020, Mr. Hasler served as the Chief Executive Officer of Vicarius Pharma AG, a privately held company that provided strategic options to non-European bio-pharma companies bringing late-stage assets to the European market. He is also Senior Advisor at SBTech Global Advisory. His prior experience includes Elan Corporation, where he was Chief Operating Officer, and Biogen, Inc., where his positions included Chief Operating Officer, Executive Vice President, Head of Global Neurology and International. Previously, Mr. Hasler was at Wyeth Pharmaceuticals as Senior Vice President, Chief Marketing Officer and Managing Director of Wyeth Group Germany and General Manager, Wyeth-Lederle Switzerland, Austria and ECE. Mr. Hasler has served as Chairman of the Board of HBM Healthcare Investments AG, a SIX Swiss Exchange listed company, since 2009. Mr. Hasler has served as the Chairman of Shield Therapeutics, an AIM-listed specialty-pharma company, since September 2018, and as a Director of Gain Therapeutics, a Nasdaq-listed biotechnology company, since March 2021. Mr. Hasler holds a Federal Swiss Commercial Diploma and a Marketing Manager Certificate from the Swiss Institute of Business Economy SIB, Zurich, Switzerland. Our Board believes Mr. Hasler’s experience helping bring late-stage assets to market, as well as his overall experience in the biotech industry in positions of leadership qualifies him to serve as a member of our Board.

Dr. Remy Luthringer, age 65, has provided services to us since July 2010, first as a consultant and then as an employee beginning in May 2014. Dr. Luthringer was named our President and Chief Executive Officer in November 2014, and served as President until December 2017. He has served on our Board since November 2014. Dr. Luthringer previously served as an advisor to Medicxi Ventures, formerly Index Ventures Life Sciences, and before that served as an advisor to Index Ventures and as Chief Medical Officer to Index Life VI, a biotechnology fund raised by Index Ventures. Dr. Luthringer also serves on the board of directors of a number of private companies and serves as the President of Wint2felden SA. He received his Ph.D. in Pharmacology and Neurosciences from University Louis Pasteur (France). Our Board believes that Dr. Luthringer should serve on our Board due to his extensive knowledge of our business as well as his corporate vision and operational knowledge, which provide strategic guidance to our Board.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2028 ANNUAL MEETING

Dr. Fouzia Laghrissi-Thode, age 63, has served on our Board since May 2015. Dr. Laghrissi-Thode has held positions of leadership at AstraZeneca, Roche and Novartis in a broad range of therapeutic areas, including central nervous system, cardiovascular, metabolic disease and genito-urinary health. She is currently Chief Executive Officer and a member of the board of directors of DalCor Pharmaceuticals and as member of the board of directors of Nuro Corp. Prior to joining DalCor, Dr. Laghrissi-Thode served as U.S. Vice President for the renal-cardio therapy area at AstraZeneca, Head of the South San Francisco site, and the chief executive officer of ZS Pharma, Inc. She was formerly vice president of the global cardiovascular and metabolism therapy area at AstraZeneca. Dr. Laghrissi-Thode holds an M.D. from the University of Tours School of Medicine in France, is board certified in psychiatry and was an adjunct professor of psychiatry at the University of Pittsburgh. Our Board believes that Dr. Laghrissi-Thode’s extensive experience in the pharmaceutical industry and field of psychiatry qualifies her to serve on our Board.

Dr. Inderjit Kaul, age 69, has served on our Board since November 2025. Dr. Kaul has been the Chief Medical Officer at Draig Therapeutics since May 2025, where he leads the development of an AMPA receptor positive allosteric modulator for the treatment of Major Depressive Disorder. Prior to that, Dr. Kaul was the Senior Vice President, Late Stage Clinical Development, Neuropsychiatry at Bristol Myers Squibb from March 2024 until May 2025, where he was responsible for developing and implementing the overall product development and clinical strategy for Cobenfy® for multiple indications including schizophrenia (adults and pediatrics), Bipolar Mania, Autism Spectrum Disorder, Post Marketing Requests and life cycle management. He led the development of a muscarinic agonist for the treatment of acute schizophrenia at Karuna Therapeutics from March 2020 until March 2024, resulting in FDA approval of Cobenfy®. His expertise spans multiple therapeutic areas with a focus in neuroscience. Dr. Kaul holds an M.D. and an MPH from Harvard University. Our Board believes that Dr. Kaul’s extensive experience as a pharmaceutical executive and his deep expertise in clinical development qualify him to serve on our Board.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AS A DIRECTOR (PROPOSAL 1).

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Independence of the Board

As required under the listing standards of Nasdaq Stock Market LLC, or Nasdaq, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable Nasdaq listing standards and our Corporate Governance Guidelines: Hans Peter Hasler, Dr. David Kupfer, Dr. Fouzia Laghrissi-Thode, and Jan van Heek. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Dr. Luthringer is not considered independent because he is an executive officer of the Company and Dr. Kaul provides us with consulting services pursuant to a consulting agreement described under “Transactions with Related Persons Related Person Transactions Policy and Procedures.”

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

The Company’s Board of Directors is currently chaired by the Chief Executive Officer of the Company, Dr. Luthringer. The Board has also appointed Dr. Kupfer as lead independent director.

The Company believes that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose and provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chair with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer).

The Board appointed Dr. Kupfer as the lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Board Chair: the lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to shareholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Company believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Company believes that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Board Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of the Chief Executive Officer’s extensive history with and knowledge of the Company, and because the Board’s lead independent director is empowered to play a significant role in the Board’s leadership and in reinforcing the independence of the Board, the Company believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Board Chair.

Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing Board committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. The Board and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, information technology, data privacy and cyber security. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board.
Our Audit Committee has the responsibility to review and discuss with management, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and the steps taken by management to monitor and control these exposures. Our Audit Committee also monitors compliance with legal and regulatory requirements in addition to oversight of the performance of our internal audit function. Areas of focus for the Audit Committee include policies and other matters relating to our investments, cash management, financial risk exposures, the adequacy and effectiveness of our information security policies and practices in addition to oversight of cybersecurity management. Our Nominating and Corporate Governance Committee is responsible for developing our corporate governance principles, and periodically reviews these principles and their application, to ensure the effectiveness of our corporate governance structure and mitigate any major legal compliance risk exposures. Our Compensation Committee reviews our practices and policies of compensation plans, policies and programs as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on us.
Prohibitions on Hedging, Pledging and Speculative Transactions
Under the terms of our insider trading policy, our officers and directors are prohibited from short-selling our securities and are prohibited from holding our securities in a margin account. In addition, none of our directors or officers may pledge our securities as collateral for a loan, or buy or sell puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities, at any time, without the approval of the Audit Committee.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of our securities by our directors, officers and employees. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form
10-K.
In addition, it is our practice to comply with the applicable laws and regulations relating to insider trading.
Meetings of the Board
The Board met ten times during the last fiscal year. The Audit Committee held four meetings, the Compensation Committee held two meetings, and the Nominating and Corporate Governance Committee did not meet but transacted its business via unanimous written consents. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served), except Dr. Kupfer, who was unable to attend two meetings of the Board, two meetings of the Audit Committee and one meeting of the Compensation Committee due to health reasons.
Information Regarding Committees of the Board
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the fiscal year ended December 31, 2025 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Hans Peter Hasler	X		X		X
Dr. David Kupfer	X		X		X*
Dr. Fouzia Laghrissi-Thode			X	*
Dr. Remy Luthringer
Jan van Heek	X	*
Dr. Inderjit Kaul

Total meetings in 2025 fiscal year	4		2		0

*	Committee Chairperson

Below is a description of each committee of the Board.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence,” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee, among other things, evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited consolidated financial statements and quarterly unaudited consolidated financial statements with management and the independent registered public accounting firm.

The Audit Committee is currently composed of three directors: Mr. van Heek (Chair), Mr. Hasler and Dr. Kupfer. The Board has adopted a written Audit Committee charter that is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that Messrs. van Heek and Hasler and Dr. Kupfer are independent (as independence is currently defined in Rule 5605(c)(2)(A) of the Nasdaq listing standards).

The Board has also determined that Mr. van Heek qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. van Heek’s level of knowledge and experience based on a number of factors, including his formal education and experience serving on audit committees for public reporting companies. The Board has also determined that each of the Audit Committee members is able to read and understand fundamental financial statements.

Report of the Audit Committee of the Board(1)

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2025 with the management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully submitted,

The Audit Committee of the Board of Directors

Mr. Jan van Heek, Chair

Mr. Hans Peter Hasler

Dr. David Kupfer

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of three directors: Dr. Laghrissi-Thode (Chair), Mr. Hasler and Dr. Kupfer. The Board has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and Rule 10C-1 of the Exchange Act, and at least two members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has adopted a written Compensation Committee charter that is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Compensation Committee of the Board acts on behalf of the Board to review, adopt, and oversee the Company’s compensation strategy, policies, plans and programs, including: to establish corporate and individual performance objectives relevant to the compensation of the Company’s executive officers; to review and approve of or recommend to the Board the compensation and other terms of employment of the Company’s Chief Executive Officer and other executive officers; to review and adopt or make recommendations to the Board in respect of any employment agreements or severance or change-in-control arrangements for the Company’s Chief Executive Officer and other executive officers; to administer the Company’s incentive and equity-based compensation plans; to delegate to one or more officers of the Company the authority to administer cash or option awards or other equity securities to non-executive employees of the Company under the Company’s incentive and equity-based compensation plans; to review and recommend to the Board a succession plan for the Company’s Chief Executive Officer and other executive officers; to establish and approve the Company’s compensation clawback or similar policies; and to review the compensation of the Company’s non-employee directors and recommend any proposed changes to the Board.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least twice annually, and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The Compensation Committee has full access to all books, records, facilities, and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting, or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other advisor to the compensation committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Radford as its compensation consultant. The Compensation Committee requested that Radford:

•

evaluate the efficacy of and assist in refining the Company’s overall compensation philosophy and practices, including as related to base pay, bonus percentage, and the Company’s equity incentive and long-term incentive plans, to support and reinforce the Company’s long-term strategic goals; and

•	review executive and outside director compensation in comparison to peer data and best market practices.

As part of its engagement, Radford reviewed a peer group of publicly traded companies in the life sciences industry at a stage of development, market capitalization, and size comparable to ours, which companies the Compensation Committee believed were generally comparable to us and against which the Compensation Committee believed we competed for executive talent. Radford ultimately developed broad based recommendations using benchmarks that were presented to the Compensation Committee for its consideration.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more committee meetings. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, adjustments to the compensation of existing executives, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy, and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer for the Compensation Committee’s approval. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee in consultation with the Board, which determines any adjustments to his compensation as well as equity awards to be granted. Some of the key factors the Compensation Committee considers in making pay decisions are as follows: historical compensation levels, relative position to the market, internal equity, individual and Company performance, strategic importance of role, and retention risk, among others.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible, among other things, for identifying candidates qualified to serve as directors of the Company (consistent with criteria approved by the Board), recommending to the Board candidates for election as directors and the composition of each of the committees of the Board, overseeing the evaluation of the Board and its committees, and developing the Company’s corporate governance policies.

The Nominating and Corporate Governance Committee is composed of two directors: Dr. Kupfer (Chair) and Mr. Hasler. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including possessing the ability to read and understand basic financial statements, being over 21 years of age, and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, the ability to exercise sound business judgment, and the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee may engage, if it deems appropriate, a professional search firm to identify qualified director candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation addressed to our Corporate Secretary at 1500 District Avenue, Burlington, MA 01803 at least 120 days prior to the anniversary date of the mailing of our proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board

Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.

Our Nominating and Corporate Governance committee will consider stockholder recommendations of director candidates, so long as they comply with applicable law and our Bylaws, which procedures are summarized below, and will review the qualifications of any such candidate in accordance with the criteria described above. Stockholders who wish to recommend individuals for consideration by our Nominating and Corporate Governance Committee to become nominees for election to our Board should do so by delivering a written recommendation to our Nominating and Corporate Governance Committee at c/o Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, MA 01803, Attention: Corporate Secretary. See “When are stockholder proposals and director nominations due for next year’s annual meeting?” for information regarding the requirements for submitting any such recommendation. For additional information about our director nomination requirements, please see our Bylaws.

Any interested person may communicate directly with the Chair of our Board or the non-management or independent directors as a group. Persons interested in communicating directly with the independent or non-management directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the independent or non-management directors generally, in care of Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, MA 01803, Attention: Corporate Secretary. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.

These communications may be reviewed by one or more employees of the Company designated by the Board, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with the Company’s Whistleblower Policy that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, or the Code of Ethics, which applies to all officers, directors, and employees. The Code of Ethics is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance. If the Company makes any substantive amendments to the Code of Ethics or grants any waiver from a provision of the Code of Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2 APPROVAL OF AN AMENDMENT

TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT DELAWARE LAW PROVISIONS ALLOWING FOR THE EXCULPATION OF CERTAIN OFFICERS

After consideration, our Board is asking stockholders to adopt the proposed amendment of our Amended and Restated Certificate of Incorporation (as amended to date, the “Existing Charter”), in the form attached as Appendix A to this proxy statement, which would amend the Existing Charter to limit the liability of certain officers for monetary liability for breach of fiduciary duty of care to the extent permitted by Delaware law, as described below (the “Exculpation Amendment”).

The general descriptions of the Exculpation Amendment set forth in this proposal are qualified in their entirety by reference to the text thereof, which is attached as Appendix A to this proxy statement. Our Board approved the Exculpation Amendment, declared it advisable, and recommended its adoption by our stockholders, on March 4, 2026.

Background, Purpose and Effect of the Exculpation Amendment

Pursuant to and consistent with Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”), Article EIGHTH, paragraph (a), of the Existing Charter already eliminates (i.e., exculpates) directors’ monetary liability for breaches of the fiduciary duty of care. In August 2022, the State of Delaware amended Section 102(b)(7) of the DGCL to allow a company’s certificate of incorporation to exculpate certain officers from monetary liability for breach of fiduciary duty in a manner similar to that which has been permitted for directors since 1987. The officers who are now eligible for exculpation are: (i) the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) individuals who are or were identified in the company’s public filings as its most highly compensated officers; and (iii) individuals who, by written agreement with the company, consented to be identified as officers for purposes of accepting service of process (together, “covered officers”).

As part of its ongoing consideration of appropriate corporate governance structures, our Board has determined that it is appropriate to update the Existing Charter consistent with amended Section 102(b)(7) of the DGCL. The Exculpation Amendment would amend and restate Article EIGHTH, paragraph (a), of the Existing Charter in its entirety to eliminate the monetary liability of both our directors and covered officers for breaches of the fiduciary duty of care in any direct claim, extending to covered officers the exculpation protections already afforded to directors under the Existing Charter. Unlike for directors, officers will not be exculpated under the Exculpation Amendment in the event of claims brought by or in the right of the company (i.e., derivative claims). In addition, officers will not be exculpated under the Exculpation Amendment for claims for which directors may not be exculpated, including claims that involve breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Reason for the Exculpation Amendment

Our board of directors believes it is important to protect our officers to the fullest extent permitted by the DGCL to continue to attract and retain experienced and highly qualified officers. Extending exculpation protection to officers could prevent or deter protracted or otherwise meritless litigation that distracts from their primary objectives of advancing our business goals and creating stockholder value over the long term. The nature of the role of officers requires them to make decisions on crucial matters, often in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits seeking to impose liability with the benefit of hindsight and regardless of merit. Our board of directors believes that aligning the protections available to our officers with those that have long been afforded to our directors would empower the officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability. Following the 2022 amendments to the DGCL, other Delaware corporations have adopted, and will likely continue to adopt, amendments to their certificates of incorporation that limit the personal liability of officers. Additionally, the corporate laws of several other states also permit corporations to exculpate officers in a similar manner to the DGCL. Failure to adopt the Exculpation Amendment could impede our ability to attract and retain highly qualified and experienced officers.

Taking into account the limits on the type of claims for which officers’ liability would be exculpated, the fact that several other states already permit corporations to eliminate or limit officer liability, and the benefits our Nominating and Corporate Governance Committee and Board believe would accrue to us and our stockholders in the form of an enhanced ability to attract and retain talented officers and the potential to discourage frivolous lawsuits, our Board determined that it is in our best interests and those of our stockholders to amend the Existing Charter as described herein.

Effective Time of the Exculpation Amendment

If this Proposal 2 is approved, we intend to file the Exculpation Amendment with the Delaware Secretary of State as soon as practicable following the Annual Meeting. Effective upon the filing of such Exculpation Amendment with the Delaware Secretary of State, certain of our officers will receive the protections from liability provided by the Exculpation Amendment. Our Board reserves the right to elect to abandon the proposed Exculpation Amendment at any time before it becomes effective even if it is approved by the stockholders. If this Proposal 2 is not approved by the stockholders, then the Exculpation Amendment will not be filed with the Delaware Secretary of State, Article EIGHTH of the Existing Charter will remain unchanged, and certain of our officers will not be entitled to exculpation under Delaware law.

THE BOARD RECOMMENDS

A VOTE “FOR” THE EXCULPATION AMENDMENT (PROPOSAL 2)

PROPOSAL 3 APPROVAL OF AN AMENDMENT

TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE EXCLUSIVE FORUM PROVISION

After consideration, our Board is asking stockholders to adopt the proposed amendment of the Existing Charter, in the form attached as Appendix B to this proxy statement, which would amend the Existing Charter to eliminate the exclusive forum provision (the “Exclusive Forum Amendment”).

The general descriptions of the Exclusive Forum Amendment set forth in this proposal are qualified in their entirety by reference to the text thereof, which is attached as Appendix B to this proxy statement. Our Board approved the Exclusive Forum Amendment, declared it advisable, and recommended its adoption by our stockholders, on March 4, 2026.

Background, Purpose and Effect of the Exclusive Forum Amendment

Article NINTH of the Existing Charter currently provides that, unless we consent in writing to an alternative forum, a state or federal court located within the State of Delaware will be the exclusive forum for certain state law claims, including (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine. Our Bylaws separately provide that, unless we consent in writing to an alternative forum, the Court of Chancery of the State of Delaware will be the exclusive forum for the claims described above. Because both the Existing Charter and the Bylaws currently address the subject of exclusive forum, there exists a lack of uniformity between the two instruments with respect to the designated forum.

As part of its ongoing consideration of appropriate corporate governance structures, our Board has determined that it is appropriate to eliminate this lack of uniformity by removing the exclusive forum provision from the Existing Charter. The Exclusive Forum Amendment would delete Article NINTH of the Existing Charter in its entirety, such that the exclusive forum provision set forth in the Bylaws will serve as the sole controlling provision governing this matter.

Reason for the Exclusive Forum Amendment

Taking into account the lack of uniformity between the Existing Charter and Bylaws provisions, the potential for costly and duplicative litigation caused by that inconsistency, and the benefits our Board believes would accrue to the Company and our stockholders in the form of greater clarity, efficiency and consistency in the resolution of internal corporate claims, our Board determined that it is in our best interests and those of our stockholders to amend the Existing Charter as described herein.

Effective Time of the Exculpation Amendment

If this Proposal 3 is approved, we intend to file the Exclusive Forum Amendment with the Delaware Secretary of State as soon as practicable following the Annual Meeting. Effective upon the filing of such Exclusive Forum Amendment with the Delaware Secretary of State, Article NINTH of the Existing Charter will be deleted in its entirety, such that the exclusive forum provision set forth in the Bylaws will serve as the sole controlling provision governing the matter of exclusive forum. Our Board reserves the right to elect to abandon the proposed Exclusive Forum Amendment at any time before it becomes effective even if it is approved by the stockholders. If this Proposal 3 is not approved by the stockholders, then the Exclusive Forum Amendment will not be filed with the Delaware Secretary of State, Article NINTH of the Existing Charter will remain unchanged.

THE BOARD RECOMMENDS

A VOTE “FOR” THE EXCLUSIVE FORUM AMENDMENT (PROPOSAL 3)

PROPOSAL 4 ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC rules.

This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers is disclosed in the sections entitled “Executive Compensation” and “Director Compensation” below, including the compensation tables and narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and to motivate these executive officers to achieve our business objectives and lead us in a competitive environment.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board. Our Board and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS

A VOTE “FOR” APPROVAL OF, ON AN ADVISORY BASIS, EXECUTIVE COMPENSATION (PROPOSAL 4)

PROPOSAL 5 ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF FUTURE ADVISORY STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 4 above, the “say-on-pay” vote. By voting on this Proposal 5, stockholders may indicate whether they would prefer a say-on-pay vote every one, two or three years.

After considering the benefits and consequences of each alternative, our Board recommends that the say-on-pay vote be submitted to stockholders each year.

Our Board believes that an annual say-on-pay vote is the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of stockholder value over the long term, our Board recognizes that executive compensation disclosures are made annually, and holding an annual say-on-pay vote provides us with more direct and immediate feedback on our executive compensation program, policies and practices. However, stockholders should note that because a proposed annual say-on-pay vote would occur well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s annual meeting of stockholders. We believe, however, that an annual say-on-pay vote is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters.

While our Board believes its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding say-on-pay vote should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency preferred by the stockholders.

Our Board values the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on our Board or us, our Board may decide that it is in the best interests of the stockholders that we hold a say-on-pay vote more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF “ONE YEAR”

(PROPOSAL 5)

PROPOSAL 6 RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that the Company’s management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company’s consolidated financial statements since the fiscal year ended December 31, 2011. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024, by Deloitte & Touche LLP, the Company’s principal accountant.

	Fiscal Year
	2025	2024

Audit fees(1)	$605,200	$473,300

Audit-related fees(2)	$1,895	$—

Tax fees	$—	$—

All other fees	$—	$—

Total fees	$607,095	$473,300

(1)

For both fiscal years ended December 31, 2025 and 2024, audit fees represent fees for audit services rendered in connection with the audit of our consolidated financial statements, as well as fees associated with reviews of documents filed with the SEC, our Annual Report on Form 10-K and our quarterly consolidated financial statements included in our Quarterly Reports on Form 10-Q. For the fiscal year ended December 31, 2025 and 2024, audit fees also include those associated with the filing of a registration statements on Form S-3, and the delivery of related consents.

(2)	For fiscal year ended December 31, 2025, audit-related fees represented fees for use of Deloitte’s Accounting Research Tool.

All services described above were pre-approved by the Audit Committee.

In connection with the audit of the 2026 consolidated financial statements, the Company entered into an engagement agreement with Deloitte & Touche LLP that sets forth the terms by which Deloitte & Touche LLP will perform audit services for the Company.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor, or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD RECOMMENDS

A VOTE “FOR” RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 6)

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers, including their ages as of April 9, 2026. Biographical information for our Chief Executive Officer and director, Dr. Remy Luthringer, is included above with the director biographies under the caption “Class I Directors Continuing in Office until the 2027 Annual Meeting.”

Name	Age	Position

Dr. Remy Luthringer	65	Chief Executive Officer and Executive Chairman of the Board of Directors

Frederick Ahlholm	60	SVP, Chief Financial Officer and Secretary

James O’Connor	52	Chief Business Officer and General Counsel

Frederick Ahlholm has provided services to us since January 2014, first as a consultant and then as an employee beginning in June 2014. Mr. Ahlholm most recently held the positions of the Company’s Vice President and Chief Accounting Officer from July 2014 to October 2021, and Senior Vice President of Finance from May 2015 to October 2021. Prior to joining us, Mr. Ahlholm served as Vice President of Finance and Chief Accounting Officer for Amarin Corporation, a commercial stage life science company. Mr. Ahlholm has over 20 years of experience leading the finance organization at publicly-traded life science companies. He began his career at Ernst & Young, is a CPA and earned his BA in Business Administration at the University of Notre Dame.

James O’Connor has served as our Chief Business Officer and General Counsel since April 2026. Mr. O’Connor served as General Counsel and Chief Operating Officer for Axena Health, Inc. from December 2025 to April 2026, and as General Counsel and Chief Financial Officer January 2023 to December 2025. Mr. O’Connor also served as Interim Chief Executive Officer of Axena Health, Inc. from May 2024 to October 2024. Before joining Axena Health, Inc., Mr. O’Connor served for over four years as an officer of Renovia Inc., including most recently as General Counsel and Chief Financial Officer from April 2022 to August 2022 and General Counsel and Senior Vice President, Strategic Development from March 2019 to April 2022. Mr. O’Connor has over 25 years of business and legal experience. He holds a J.D. from Cornell Law School and a B.A. in Economics from Boston College.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock as of April 9, 2026 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or stockholder who holds more than 5% of our outstanding Common Stock, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are exercisable within 60 days of April 9, 2026 and Series A preferred stock convertible within 60 days of April 9, 2026. Warrants, options to purchase shares of our Common Stock that are exercisable and shares of Series A preferred stock that are convertible within 60 days of April 9, 2026, are deemed to be beneficially owned by the persons holding these warrants, options or shares of Series A preferred stock for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse.

We have based our calculation of beneficial ownership on 43,841,998 shares of our Common Stock outstanding as of April 9, 2026.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned

Named Executive Officers and Directors:

Dr. Remy Luthringer	405,101(2)	*

Geoffrey Race	208,793(3)	*

Frederick Ahlholm	113,393(4)	*

Dr. Fouzia Laghrissi-Thode	53,124(5)	*

Dr. David Kupfer	77,060(6)	*

Hans Peter Hasler	56,250(7)	*

Jan van Heek	55,666(8)	*

Inderjit Kaul	792(9)	*

All current executive officers and directors as a group (8 persons)	761,386(10)	1.7%

Greater than 5% Stockholders:

Funds affiliated with Federated Hermes, Inc.	9,134,658(11)	19.1%

Entities affiliated with Vivo Capital	4,386,129(12)	9.99%

Entities affiliated with Janus Henderson Investors	4,393,224(13)	9.99%

Atlas Private Holdings (Cayman) Ltd.	4,393,224(14)	9.99%

Entities affiliated with Logos Global Management LP	4,498,230(15)	9.99%

Entities affiliated with Farallon Capital Management, L.L.C.	4,603,236(16)	9.99%

Entities affiliated with Seven Fleet Partners LP	3,784,000(17)	8.3%

Foresite Capital Fund VI LP	2,838,000(18)	6.4%

Adage Capital Partners LP	2,838,000(19)	6.3%

Trails Edge Biotechnology Master Fund, LP	2,838,000(20)	6.3%

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock.

(1)	Unless otherwise noted, the address of each of those listed in the table is c/o Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, MA 01803.

(2)

Consists of (a) 115,825 shares of Common Stock beneficially owned by Wint2felden Holding SA, a company wholly owned by Dr. Luthringer; (b) 68,994 shares of Common Stock owned by Dr. Luthringer himself, and (c) options to purchase 220,282 shares of Common Stock that are exercisable within 60 days of April 9, 2026.

(3)

Consists of (a) 51,324 shares of Common Stock and (b) options to purchase 157,469 shares of Common Stock that are exercisable within 60 days of April 9, 2026. Mr. Race resigned as our President effective March 31, 2026. We have entered into a consultancy agreement with Mr. Race, as described in the section titled “Transactions with Related Persons Related Person Transactions Policy and Procedures,” pursuant to which Mr. Race is expected to provide certain consulting services to us from April 15, 2026 to April 14, 2027.

(4)	Consists of (a) 17,518 shares of Common Stock and (b) options to purchase 95,875 shares of Common Stock that are exercisable within 60 days of April 9, 2026.

(5)	Consists of options to purchase 53,124 shares of Common Stock that are exercisable within 60 days of April 9, 2026.

(6)	Consists of (a) 23,936 shares of Common Stock and (b) options to purchase 53,124 shares of Common Stock that are exercisable within 60 days of April 9, 2026.

(7)	Consists of (a) 1,250 shares of Common Stock and (b) options to purchase 55,000 shares of Common Stock that are exercisable within 60 days of April 9, 2026.

(8)	Consists of (a) 2,542 shares of Common Stock and (b) options to purchase 53,124 shares of Common Stock that are exercisable within 60 days of April 9, 2026.

(9)

Consists of options to purchase 792 shares of Common Stock that are exercisable within 60 days of April 9, 2026. Dr. Inderjit Kaul has served as a board member and a consultant to the Company since November 2025.

(10)	Consists of (a) 230,065 shares of Common Stock and (b) options to purchase 531,321 shares of Common Stock that are exercisable within 60 days of April 9, 2026.

(11)

Consists of (i)(a) 2,058,891 shares of our Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 3,280 shares of Series A Preferred Stock, which are convertible into 1,551,440 shares of Common Stock, held by Federated Hermes Kaufmann Small Cap Fund, a series of Federated Hermes Equity Funds (“Federated Hermes Kaufmann Small Cap Fund”); (ii)(a) 2,972,376 shares of our Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 5,082 shares of Series A Preferred Stock, which are convertible into 2,403,786 shares of Common Stock, held by Federated Hermes Kaufmann Fund, a series of Federated Hermes Equity Funds (“Federated Hermes Kaufmann Fund”); and (iii)(a) 82,891 shares of our Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 138 shares of Series A Preferred Stock, which are convertible into 65,274 shares of Common Stock, held by Federated Hermes Kaufmann Fund II, a series of Federated Hermes Insurance Series (“Federated Hermes Kaufmann Fund II”, and together with Federated Hermes Kaufmann Small Cap Fund and Federated Hermes Kaufmann Fund, the “Federated Hermes Kaufmann Funds”). In addition to the foregoing, the Federated Hermes Kaufmann Funds separately held pre-funded warrants to purchase an aggregate of 350,350 shares of our Common Stock, which are excluded from the amount reported above as beneficially owned because they are subject to limitations on exercisability if such exercise would result in beneficial ownership of more than 14.99% of our outstanding Common Stock. The Federated Hermes Kaufmann Funds are managed by Federated Global Investment Management Corp., which is a wholly-owned subsidiary of FII Holdings, Inc., which is a wholly-owned subsidiary of Federated Hermes, Inc. (the “Federated Hermes Parent”). All of the Federated Hermes Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which Thomas R. Donahue, Ann C. Donahue and J. Christopher Donahue act as trustees (collectively referred to as the “Trustees”). A subsidiary of the Federated Hermes Parent has the power to direct the vote and disposition of the securities held by the Federated Hermes Kaufmann Funds. In accordance with Rule 13d-4 under the Securities Exchange Act of 1934, as amended, the Federated Hermes Parent, the Trust, and each of the Trustees declare that this statement should not be construed as an admission that they are the beneficial owners of the securities held by the Federated Hermes Kaufmann Small Cap Fund, and the Federated Hermes Parent, its subsidiaries, the Trust, and each of the Trustees expressly disclaim beneficial ownership of such securities. The business address of each of the Federated Hermes Kaufmann Funds, the Federated Hermes Parent, the Trust and each of the Trustees is 4000 Ericsson Drive, Warrendale, PA 15086-7561.

(12)

Consists of (i) 396,847 shares of Common Stock held by Vivo Opportunity Cayman Fund, L.P. (“Vivo Cayman Fund”), (ii) 3,925,900 shares of Common Stock held by Vivo Opportunity Fund Holdings, L.P. (“Vivo Opportunity Fund” and together with Vivo Cayman

Fund, the “Vivo Funds”), (iii) 12 shares of Series A Preferred Stock held by Vivo Cayman Fund, which are convertible into 5,676 shares of Common Stock, (iv) 121 shares of Series A Preferred Stock held by Vivo Opportunity Fund, which are convertible into 57,233 shares of Common Stock and (v) Preferred Tranche A Warrant to purchase an aggregate of one share of Series A Preferred Stock held by Vivo Opportunity Fund, which is convertible into 473 shares of Common Stock. In addition to the foregoing, the Vivo Funds held the following securities, which are excluded from the amount reported above as beneficially owned because they are subject to limitations on conversion if such conversion would result in beneficial ownership of more than 9.99% of our outstanding Common Stock: Vivo Cayman Fund held (i) 67 shares of Series A Preferred Stock, which are convertible into 31,691 shares of Common Stock, and (ii) Preferred Tranche A Warrants to purchase an aggregate of 918 shares of Series A Preferred Stock, which are convertible into 434,214 shares of Common Stock; Vivo Opportunity Fund held (i) 661 shares of Series A Preferred Stock, which are convertible into 312,653 shares of Common Stock, and (ii) Preferred Tranche A Warrants to purchase an aggregate of 9,081 shares of Series A Preferred Stock, which are convertible into 4,295,313 shares of Common Stock. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. Vivo Opportunity Cayman, LLC is the general partner of Vivo Opportunity Cayman Fund, L.P. The voting members of each of Vivo Opportunity, LLC and Vivo Opportunity Cayman, LLC are Kevin Dai, Gaurav Aggarwal, Frank Kung and Shan Fu, none of whom has individual voting or investment power with respect to the shares held by Vivo Opportunity Fund Holdings, L.P. or Vivo Opportunity Cayman Fund, L.P. The address of the individuals and entities referenced in this footnote is 192 Lytton Avenue, Palo Alto, California 94301.

(13)

Consists of (i)(a) 3,602,841 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 244 shares of Series A Preferred Stock, which are convertible into 115,412 shares of Common Stock, held by Janus Henderson Biotech Innovation Master Fund Limited (“Master Fund”) and (ii)(a) 654,159 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 44 shares of Series A Preferred Stock, which are convertible into 20,812 shares of Common Stock, held by Janus Henderson Biotech Innovation Master Fund II Limited (“Master Fund II” and together with Master Fund, the “Janus Funds”). In addition to the foregoing, the Janus Funds held the following securities, which are excluded from the amount reported above as beneficially owned because they are subject to limitations on conversion if such conversion would result in beneficial ownership of more than 9.99% of our outstanding Common Stock: Master Fund held Preferred Tranche A Warrants to purchase an aggregate of 7,373 shares of Series A Preferred Stock, which are convertible into 3,487,429 shares of Common Stock, and Master Fund II held Preferred Tranche A Warrants to purchase an aggregate of 1,339 shares of Series A Preferred Stock, which are convertible into 633,347 shares of Common Stock. The shares may be deemed to be beneficially owned by Janus Henderson Investors US LLC (“Janus”), an investment adviser registered under the Investment Advisers Act of 1940, who acts as investment adviser for the Janus Funds and has the ability to make decisions with respect to the voting and disposition of the shares subject to the oversight of the board of directors of the Janus Funds. Under the terms of its management contract with the Janus Funds, Janus has overall responsibility for directing the investments of the Janus Funds in accordance with the Janus Funds’ investment objective, policies and limitations. The Janus Funds have one or more portfolio managers appointed by and serving at the pleasure of Janus whom makes decisions with respect to the disposition of the Resale Shares offered hereby. The address for Janus is 151 Detroit Street, Denver, CO 80206. The portfolio managers for the Janus Funds are: Andrew Acker, Daniel S. Lyons and Agustin Mohedas.

(14)

Consists of (i) 4,257,000 shares of Common Stock and (ii) Preferred Tranche A Warrants to purchase an aggregate of 288 shares of Series A Preferred Stock, which are convertible into 136,224 shares of Common Stock. Excludes Preferred Tranche A Warrants to purchase an aggregate of 8,712 shares of Series A Preferred Stock, which are convertible into 4,120,776 shares of Common Stock, because they are subject to limitations on conversion if such conversion would result in beneficial ownership of more than 9.99% of our outstanding Common Stock. Balyasny Asset Management L.P. is the investment adviser of Atlas Private Holdings (Cayman) Ltd. Dmitry Balyasny, via intermediate entities, manages Balyasny Asset Management L.P. and has voting and investment control over the reported securities. The address and principal office of Balyasny Asset Management L.P. is 767 5th Avenue, 35th Floor New York, NY 10153.

(15)

Consists of (i)(a) 946,000 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 717 shares of Series A Preferred Stock, which are convertible into 339,141 shares of Common Stock, held by Logos Global Master Fund LP (“Global Fund”) and (ii)(a) 2,365,000 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 1,793 shares of Series A Preferred Stock, which are convertible into 848,089 shares of Common Stock, held by Logos Opportunities Fund IV LP (“Opportunities Fund” and together with “Global Fund,” the “Logos Funds”). In addition to the foregoing shares, the Logos Funds held the following securities, which are excluded from the amount reported above as beneficially owned because they are subject to limitations on conversion if such conversion would result in beneficial ownership of more than 9.99% of our outstanding Common Stock: Global Fund held Preferred Tranche A Warrants to purchase an aggregate of 1,283 shares of Series A Preferred Stock, which are convertible into 606,859 shares of Common Stock, and Opportunities Fund held Preferred Tranche A Warrants to purchase an aggregate of 3,207 shares of Series A Preferred Stock, which are convertible into 1,516,911 shares of Common Stock. Logos Global Management LP (“Logos Global”) is the investment adviser to investment funds, including Global Fund and Opportunities Fund. Logos Global Management GP LLC (“Logos Global GP”) is the general partner of Logos Global. Arsani William is a control person of Logos Global and Logos Global GP. Global Fund, Logos Global, Logos GP LLC, Logos Global GP, and Dr. William each disclaim beneficial ownership of these securities. The address for the Logos Entities is One Letterman Drive, Building C, Suite C3-350, San Francisco, California 94129.

(16)

Consists of: (i)(a) 453,607 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 907 shares of Series A Preferred Stock, which are convertible into 429,011 shares of Common Stock, held by Farallon Capital Partners, L.P. (“FCP”); (ii)(a) 431,376 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 862 shares of Series A Preferred Stock, which are convertible into 407,726 shares of Common Stock, held by Farallon Capital Institutional Partners, L.P. (“FCIP”); (iii)(a) 135,278 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 270 shares of Series A Preferred Stock, which are convertible into 127,710 shares of Common Stock, held by Farallon Capital Institutional Partners II, L.P. (“FCIP II”); (iv)(a) 967,285 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 1,934 shares of Series A Preferred Stock, which are convertible into 914,782 shares of Common Stock, held by Farallon Capital Offshore Investors II, L.P. (“FCOI II”); (v)(a) 61,963 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 124 shares of Series A Preferred Stock, which are convertible into 58,652 shares of Common Stock, held by Farallon Capital (AM) Investors, L.P. (“FCAMI”); (vi)(a) 87,978 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 176 shares of Series A Preferred Stock, which are convertible into 83,248 shares of Common Stock, held by Farallon Capital Institutional Partners III, L.P. (“FCIP III”); (vii)(a) 111,155 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 222 shares of Series A Preferred Stock, which are convertible into 105,006 shares of Common Stock, held by Four Crossings Institutional Partners V, L.P. (“FCIP V”); and (viii)(a) 116,358 shares of Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 237 shares of Series A Preferred Stock, which are convertible into 112,101 shares of Common Stock, held by Farallon Capital F5 Master I, L.P. (“F5MI” and, together with FCP, FCIP, FCIP II, FCOI II, FCAMI, FCIP III and FCIP V, the “Farallon Funds”). In addition to the foregoing shares of Common Stock and warrants, the Farallon Funds held the following securities, which are excluded from the amount reported above as beneficially owned because they are subject to limitations on conversion if such conversion would result in beneficial ownership of more than 9.99% of our outstanding Common Stock: FCP held Preferred Tranche A Warrants to purchase an aggregate of 52 shares of Series A Preferred Stock; FCIP held Preferred Tranche A Warrants to purchase an aggregate of 50 shares of Series A Preferred Stock; FCIP II held Preferred Tranche A Warrants to purchase an aggregate of 16 shares of Series A Preferred Stock; FCOI II held Preferred Tranche A Warrants to purchase an aggregate of 111 shares of Series A Preferred Stock; FCAMI held Preferred Tranche A Warrants to purchase an aggregate of 7 shares of Series A Preferred Stock; FCIP III held Preferred Tranche A Warrants to purchase an aggregate of 10 shares of Series A Preferred Stock; FCIP V held Preferred Tranche A Warrants to purchase an aggregate of 13 shares of Series A Preferred Stock; and F5MI held Preferred Tranche A Warrants to purchase an aggregate of 9 shares of Series A Preferred Stock. Farallon Partners, L.L.C. (the “Farallon General Partner”), as the general partner of each of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI and the sole member of the FCIP V General Partner (as defined below), may be deemed a beneficial owner of the shares of Common Stock held by, and the shares of Common Stock acquirable upon conversion of the Series A Preferred Stock acquirable upon exercise of Preferred Tranche A Warrants held by, each of the Farallon Funds other than F5MI. Farallon Institutional (GP) V, L.L.C. (the “FCIP V General Partner”), as the general partner of FCIP V, may be deemed a beneficial owner of the shares of Common Stock held by, and the shares of Common Stock acquirable upon conversion of the Series A Preferred Stock acquirable upon exercise of Preferred Tranche A Warrants held by, FCIP V. Farallon F5 (GP), L.L.C. (the “F5MI General Partner”), as the general partner of F5MI, may be deemed a beneficial owner of the shares of Common Stock held by, and the shares of Common Stock acquirable upon conversion of the Series A Preferred Stock acquirable upon exercise of Preferred Tranche A Warrants held by, F5MI. Each of Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn, Varun N. Gehani, Nicolas Giauque, Avner A. Husen, David T. Kim, Michael G. Linn, Patrick (Cheng) Luo, Dr. Thomas G. Roberts, Jr., Edric C. Saito, Daniel S. Short, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly (collectively, the “Farallon Managing Members”), as a senior managing member or managing member, as the case may be, of the Farallon General Partner, and a manager or senior manager, as the case may be, of the FCIP V General Partner and the F5MI General Partner, in each case with the power to exercise investment discretion, may be deemed a beneficial owner of all such shares of Common Stock held by, and all such shares of Common Stock acquirable upon conversion of the Series A Preferred Stock acquirable upon exercise of Preferred Tranche A Warrants held by, the Farallon Funds. Each of the Farallon General Partner, the FCIP V General Partner, the F5MI General Partner, and the Farallon Managing Members hereby disclaims any beneficial ownership of any such shares. The address of each of the entities and persons above is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, CA 94111.

(17)

Consists of (i)(a) 473,000 shares of our Common Stock and (b) Preferred Tranche A Warrants to purchase an aggregate of 1,000 shares of Series A Preferred Stock, which are convertible into 473,000 shares of Common Stock, held by Seven Fleet Partners LP; and (ii)(a) 1,419,000 shares of our Common Stock and Preferred Tranche A Warrants to purchase an aggregate of 3,000 shares of Series A Preferred Stock, which are convertible into 1,419,000 shares of Common Stock, held by DV Trading, LLC. The address of the entities referenced in this footnote is 425 S Financial Place, Suite 2800, Chicago, IL 60605.

(18)

Consists of (i) 1,986,600 shares of Common Stock and (ii) Preferred Tranche A Warrants to purchase an aggregate of 1,800 shares of Series A Preferred Stock, which are convertible into 851,400 shares of Common Stock. Foresite Capital Management VI, LLC (“FCM VI”), the general partner of the fund, may be deemed to have sole power to vote these shares, and James Tananbaum, the managing member of FCM VI, may be deemed to have sole power to vote these shares. The principal business address of Foresite Capital is 900 Larkspur Landing Circle, Suite 150, Larkspur, CA 94939.

(19)

Consists of (i) 1,419,000 shares of Common Stock and (ii) Preferred Tranche A Warrants to purchase an aggregate of 3,000 shares of Series A Preferred Stock, which are convertible into 1,419,000 shares of Common Stock. Adage Capital Partners, GP, LLC (“ACPGP”) serves as the general partner of the fund and as such has discretion over the portfolio of securities beneficially owned by the fund. Adage Capital Advisors, LLC, a Delaware limited liability company (“ACA”), is managing member of ACPGP and directs ACPGP’s operations. Robert Atchinson and Phillip Gross are the managing members of ACPGP and ACA and general partners of the fund. Robert Atchinson and Phillip Gross disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. The address of the principal business office of the Fund, ACPGP, ACA, Mr. Atchinson and Mr. Gross is 200 Clarendon St., 52nd Floor, Boston, MA 02116.

(20)

Consists of (i) 1,419,000 shares of Common Stock and (ii) Preferred Tranche A Warrants to purchase an aggregate of 3,000 shares of Series A Preferred Stock, which are convertible into 1,419,000 shares of Common Stock. The address of Trails Edge Biotechnology Master Fund, LP is 3455 Peachtree Road NE, Atlanta, GA 30326.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2025 and 2024, the compensation of the Company’s Chief Executive Officer and two other most highly compensated executive officers as of December 31, 2025 (collectively, our “named executive officers”).

NAME AND PRINCIPAL POSITION	YEARS	SALARY ($)	BONUS ($)	OPTION AWARDS ($)(1)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Dr. Remy Luthringer	2025	675,027	482,644	8,190,000	6,513(2)	9,354,184

Chief Executive Officer	2024	649,064	356,985	197,400	6,535	1,209,984

Geoffrey Race(3)	2025	511,699	307,019	5,460,000	3,331(2)	6,282,049

Former President	2024	492,018	246,009	178,600	3,103	919,730

Frederick Ahlholm	2025	467,494	168,298	1,820,000	13,419(4)	2,469,211

Chief Financial Officer	2024	449,513	202,281	89,300	13,062	754,156

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2025 and 2024 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“ASC 718”). Assumptions used in valuing options are described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 11, 2026. The aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting or exercise of the stock options, or the sale of the Common Stock underlying such stock options.

(2)	Represents life insurance premiums paid by the Company.

(3)

Mr. Race resigned as our President effective March 31, 2026. We have entered into a consultancy agreement with Mr. Race, as described in the section titled “Transactions with Related Persons Related Person Transactions Policy and Procedures,” pursuant to which Mr. Race is expected to provide certain consulting services to us from April 15, 2026 to April 14, 2027.

(4)	Represents, with respect to 2025, $12,250 paid in 2025 by the Company in 401(k) contributions and $1,169 paid in 2025 by the Company for life insurance premiums.

Narrative Disclosure to Summary Compensation Table

Base Salary

Our named executive officers receive base salaries to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation, taking into account such named executive officer’s qualifications, experience, scope of responsibilities, and competitive market considerations. The 2025 annual base salary rates for each of our named executive officers are set forth in the table below:

Name	2025 Base Salary

Dr. Remy Luthringer	$675,027

Geoffrey Race	$511,699

Frederick Ahlholm	$467,494

Annual Bonuses

We consider annual cash bonuses to be an important component of our total compensation program. Annual cash bonuses provide incentives necessary to retain executive officers and drive annual performance of our key short-term corporate goals. Each named executive officer was eligible to receive an annual performance-based cash bonus based on a specified target annual bonus award amount, expressed as a percentage of the named executive officer’s base salary. Bonus payments to our named executive officers are determined by our Board, upon the recommendation of the Compensation Committee, based, in the case of our named executive officers other than the Chief Executive Officer, on recommendations made by our Chief Executive Officer, considering each officer’s contributions to Company performance and also measured against their own defined job responsibilities.

In 2025, the target percentages of base salary for our named executive officers were as follows:

Name	2025 Bonus Target

Dr. Remy Luthringer	55%

Geoffrey Race	50%

Frederick Ahlholm	45%

The actual bonuses earned by each named executive officer for fiscal year 2025 is set forth in the “Summary Compensation Table” above in the column titled “Bonus.”

Equity-Based Incentive Awards

We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. We award equity awards broadly to our employees, including to our non-executive employees. Grants to our executives and other employees are made at the discretion of our Board and the Compensation Committee and, in certain cases of our non-executive employees, by our Chief Executive Officer pursuant to authority delegated to him by our Compensation Committee.

All of our equity incentive awards have been and will continue to be granted under the terms of the Company’s Amended and Restated 2013 Equity Incentive Plan (as amended to date, the “2013 Plan”). The material terms of the equity awards granted to our named executive officers prior to December 31, 2025 are set forth in the section titled “—Outstanding Equity Awards at Fiscal Year-End” below. The equity incentive awards may be subject to acceleration of vesting and exercisability under certain termination and change in control events, as described in more detail under the section titled “—Payments Upon a Change in Control” below.

Welfare and Other Benefits

We provide health, dental, vision, life, and disability insurance benefits to our named executive officers, on the same terms and conditions as provided to all other eligible U.S. employees. We also maintain a 401(k) plan that provides eligible employees, including our U.S-based named executive officer(s), with an opportunity to save for retirement on a tax advantaged basis. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made and pre-tax contributions and earnings on pre-tax and after-tax contributions are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan. We make a safe harbor, non-elective contribution to the 401(k) Plan equal to 100% match up to 1% and 50% match up to 6% of each participant’s eligible employee compensation. Safe harbor contributions vest immediately for each participant.

Outstanding Equity Awards at Fiscal Year-End

The following table shows for the fiscal year ended December 31, 2025, certain information regarding outstanding equity awards at fiscal year-end for the named executive officers.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of shares or units of stock that have not vested (#)		Equity Incentive Plan Awards: Market value of shares or units of stock that have not vested ($)
Dr. Remy Luthringer	25,000		—		28.00	10/12/2030	88,076	(5)	354,066(6)

	59,180	(1)	3,945		6.33	2/15/2032	—		—

	33,750	(2)	11,250		3.11	12/12/2032	—		—

	50,225	(3)	50,225		6.41	10/3/2033	—		—

	26,250	(4)	78,750		2.12	12/4/2034	—		—

	—		2,250,000	(7)	3.98	12/21/2035	—		—
Geoffrey Race(8)	17,500		—		28.00	10/12/2030	46,987	(5)	188,888(6)

	23,438	(1)	1,562		6.33	2/15/2032	—		—

	28,500	(2)	9,500		3.11	12/12/2032	—		—

	43,525	(3)	43,525		6.41	10/3/2033	—		—

	23,750	(4)	71,250		2.12	12/4/2034	—		—

	—		1,500,000	(7)	3.98	12/21/2035	—		—
Frederick Ahlholm	10,625		—		28.00	10/12/2030	19,843	(5)	79,769(6)

	21,094	(1)	1,406		6.33	2/15/2032	—		—

	19,500	(2)	6,500		3.11	12/12/2032	—		—

	21,425	(3)	21,425		6.41	10/3/2033	—		—

	11,875	(4)	35,625		2.12	12/4/2034	—		—

	—		500,000	(7)	3.98	12/21/2035	—		—

(1)

25% of the shares subject to the option vested and became exercisable on February 16, 2023 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(2)

25% of the shares subject to the option vested and became exercisable on December 13, 2023 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(3)

25% of the shares subject to the option vested and became exercisable on October 4, 2024 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(4)

25% of the shares subject to the option vested and became exercisable on December 5, 2025 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(5)

Consists of performance-based restricted stock units (“PRSUs”) granted pursuant to our tender offer in August 2021, which vest as follows: (i) 50% of the PRSUs vest upon FDA acceptance of a new drug application for roluperidone, provided that such acceptance is not “over protest” and occurs within three years after the grant date, and (ii) the remaining unvested PRSUs vest upon roluperidone receiving FDA marketing approval, provided that such approval occurs within five years after the grant date, subject, in either case, to the grantee’s continued service through the applicable milestone. The first milestone was achieved on April 28, 2023, and as a result 88,077, 46,987 and 19,843 of the PRSUs vested with respect to each of Dr. Luthringer, Mr. Race and Mr. Ahlholm. The number of PRSUs in the table above represents the remaining PRSUs that vest upon achievement of the second milestone.

(6)	The Company’s stock price, trading on The Nasdaq Capital Market under the symbol “NERV”, was $4.02 as of December 31, 2025.

(7)

25% of the shares subject to the option will vest and become exercisable on December 22, 2026 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.

(8)

Mr. Race resigned as our President effective March 31, 2026. Pursuant to the settlement agreement that we entered into with Mr. Race, all of Mr. Race’s stock options to purchase shares of Common Stock granted under the 2013 Plan that were outstanding as of his resignation date were treated as fully vested, effective as of March 31, 2026. Mr. Race may exercise such options until midnight U.S. Eastern Time on January 1, 2030, after which time the options will lapse and cease to be exercisable. For a description of the terms of the settlement agreement, see the sections titled “—Payments Upon a Change in Control” and “Transactions with Related Persons Related Person Transactions Policy and Procedures.”

Arrangements with Our Named Executive Officers

Each of our named executive officers is party to a written employment agreement with us.

Dr. Remy Luthringer

We entered into an Amended and Restated Employment Agreement with Dr. Luthringer through our wholly owned subsidiary, Mind-NRG SARL, on August 1, 2016, as amended by that certain First Amendment to the Employment Agreement with Dr. Luthringer effective as of December 13, 2022, and as amended by that certain Second Amendment to the Employment Agreement with Dr. Luthringer effective as of March 6, 2023, which sets forth the current terms of his employment with us. Dr. Luthringer’s principal place of work is the main office of the Company in Geneva, Switzerland.

Effective January 1, 2026, Dr. Luthringer was entitled to an annual base salary of $698,652. Dr. Luthringer is also eligible for a discretionary bonus payment for each calendar year of up to 55% of his base salary. Dr. Luthringer is also eligible to participate in the Company’s employee benefit, welfare and other plans generally available to the other similarly situated employees of the Company, as may be maintained by the Company from time to time, and he is eligible for equity awards under the Company’s equity incentive plans, subject to the Company’s discretion.

Pursuant to Dr. Luthringer’s employment agreement, he or the Company may terminate his employment upon six months’ written notice, or immediately if there are “valid reasons” under Swiss law.

If Dr. Luthringer’s employment with us ends due to his death, his beneficiaries or estate will be entitled to (1) payment of any earned but unpaid base salary; (2) two months of base salary; (3) payment of any vacation time earned but not used; (4) pro rata payment of his discretionary annual bonus; and (5) payment of any amounts accrued and payable under the terms of any of our benefit plans.

If Dr. Luthringer’s employment with us ends due to his disability or we terminate his employment for “cause,” he will be entitled to (1) payment of his base salary during the six-month written notice period; (2) payment of any earned but unpaid base salary; (3) payment of any vacation time earned but not used; and (4) payment of any amounts accrued and payable under the terms of any of our benefit plans.

If Dr. Luthringer’s employment with us ends without “cause” and not by reason of disability, or he resigns for “good reason,” he will be entitled to (1) payment of his base salary during the six-month written notice period; (2) payment of any earned but unpaid base salary; (3) payment of any vacation time earned but not used; (4) payment of any amounts accrued and payable under the terms of any of our benefit plans; (5) continued payment of his base salary for 12 months following his termination; (6) pro rata payment of his discretionary annual bonus; and (7) vesting of his outstanding equity awards as if he had completed an additional six months of continuous employment.

If Dr. Luthringer’s employment with us or our successor ends due to his resignation for “good reason” or his termination by us or our successor without “cause,” in each case within 12 months immediately following a change in control of the Company, Dr. Luthringer will be entitled to (1) payment of his base salary during the six-month written notice period; (2) payment of any earned but unpaid base salary; (3) payment of any vacation time earned but not used; (4) payment of any amounts accrued and payable under the terms of any of our benefit plans; (5) continued payment of his base salary for 18 months, following his termination (6) 100% of his target annual performance bonus for the year in which the termination occurs; and (7) vesting in full of all of his outstanding equity awards.

Dr. Luthringer’s severance benefits are conditioned, among other things, on a satisfactory release of claims in favor of the Company and his compliance with post-termination obligations under his employment agreement.

For purposes of Dr. Luthringer’s employment agreement, Dr. Luthringer may end his employment by resignation for “good reason” if, without his written consent, there is (1) a material diminution in the nature or scope of his responsibilities, duties or authority; (2) a material reduction in his base salary; (3) relocation of his principal work location more than 50 miles from the location of his principal work location as of immediately prior to such relocation; or (4) our material breach of his employment agreement.

Further, for purposes of Dr. Luthringer’s employment agreement, we may terminate him for “cause” if he (1) is convicted of a felony or misdemeanor involving moral turpitude; (2) commits an act of fraud or embezzlement against us or our affiliates; (3) materially breaches his employment agreement and fails to cure such breach within 30 days; (4) materially violates any of our written policies and fails to cure such violation within 30 days; (5) materially fails or materially refuses to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the lawful written directives of our board of directors that are consistent with his position, and such material failure or material refusal continues for 30 days following written notice from the Company; (6) willfully engages in conduct or willfully omits to take any action, resulting in material injury to us or our affiliates, monetarily or otherwise (including with respect to our ability to comply with our legal or regulatory obligations); or (7) materially breaches his fiduciary duties as our officer or as a member of our board of directors.

Geoffrey Race

We entered into an Amended and Restated Employment Agreement with Mr. Race through our wholly owned subsidiary, Mind-NRG SARL, on August 1, 2016, which sets forth the current terms of his employment with us, as amended by that certain First Amendment to Employment Agreement dated October 11, 2021 (as amended, the “Race Employment Agreement”). Mr. Race’s principal place of work is Cambridge, United Kingdom.

Effective January 1, 2026, Mr. Race was entitled to an annual base salary of $529,608. Mr. Race is also eligible for a discretionary annual bonus payment for each calendar year of up to 50% of his base salary. Mr. Race is also eligible to participate in the Company’s employee benefit, welfare and other plans generally available to the other similarly situated employees of the Company, as may be maintained by the Company from time to time, and he is eligible for equity awards under the Company’s equity incentive plans, subject to the Company’s discretion.

On March 30, 2026, we, Mind-NRG SARL, our wholly-owned subsidiary (“Mind-NRG”), and Mr. Race entered into a settlement agreement (the “Settlement Agreement”), pursuant to which Mr. Race resigned from his role as President of the Company and as a Director of Mind-NRG, effective March 31, 2026. Under the Settlement Agreement, we agreed to make a payment to Mr. Race, in lieu of the 12-month notice entitlement provided under the Race Employment Agreement, which payment consists of (i) a one-time payment in the amount of his annual salary, (ii) 12-months’ pension contributions and (iii) a prorated portion of his 2026 bonus-entitlement. In addition, in consideration of Mr. Race’s execution of a general release of claims and his compliance with the other terms of the Settlement Agreement, we agreed to provide Mr. Race with the following separation benefits: (x) a one-time severance payment of £30,000; (y) payments in lieu of 12-months’ private medical insurance contributions and life assurance contributions and (z) reimbursement of Mr. Race’s reasonable legal fees incurred in connection with obtaining advice on the termination of his employment and the terms of the Settlement Agreement, up to a maximum of £15,000 plus VAT. With respect to Mr. Race’s outstanding stock options to purchase shares of Common Stock granted pursuant to the 2013 Plan, we agreed to treat all such options as fully vested effective as of March 31, 2026, and to extend the period during which Mr. Race may exercise such options until midnight U.S. Eastern Time on January 1, 2030, after which time the options will lapse and cease to be exercisable.

Also on March 30, 2026, we entered into a consultancy agreement (the “Consultancy Agreement”) with Mr. Race. The Consultancy Agreement will commence on April 15, 2026 and continue until April 14, 2027 (the “Consulting Period”), unless earlier terminated by either party upon one month’s prior written notice, or by us upon the occurrence of certain termination events, including gross misconduct or material breach by Mr. Race. During the Consulting Period, Mr. Race will be entitled to receive consulting fees in amounts of £333 per hour, for a minimum of 35 hours per month. At the discretion of our Compensation Committee, Mr. Race may be eligible to receive options to acquire shares of Common Stock under the 2013 Plan.

Frederick Ahlholm

We entered into an Amended and Restated Employment Agreement with Mr. Ahlholm on October 11, 2021, which replaced and superseded the May 30, 2014 and the August 1, 2016 offer letters between Mr. Ahlholm and us. Mr. Ahlholm’s principal place of work is Waltham, Massachusetts. Effective as of the Amended and Restated Employment Agreement, Mr. Ahlholm was entitled to an annual base salary of $400,000, which increased to $483,855 effective January 1, 2026. Mr. Ahlholm is also eligible to receive a discretionary bonus payment for each calendar year that ends during his employment of up to 45% of his base salary for that calendar year. Mr. Ahlholm is also eligible to participate in the Company’s employee benefit, welfare and other plans generally available to the other similarly situated employees of the Company, and is eligible for equity awards under the Company’s equity incentive plans, subject to the Company’s discretion.

Pursuant to Mr. Ahlholm’s employment agreement, if his employment with us ends due to his death, his beneficiaries or estate will be entitled to (1) payment of any earned but unpaid base salary; (2) payment of any vacation time earned but not used; (3) pro-rata payment of his discretionary annual bonus; and (4) payment of any amounts accrued and payable under the terms of any of our benefit plans.

If Mr. Ahlholm’s employment with us ends due to his disability or we terminate his employment for “cause,” he will be entitled to (1) payment of any earned but unpaid base salary; (2) payment of any vacation time earned but not used; and (3) payment of any amounts accrued and payable under the terms of any of our benefit plans.

If Mr. Ahlholm’s employment with us ends due to his termination by us without “cause,” he will be entitled to (1) payment of his salary for 9 months; (2) payment of his COBRA premiums, less the amount charged to active employees for health coverage, for up to 9 months; (3) pro-rata payment of his discretionary annual bonus; (4) vesting of his outstanding equity awards as to that number of the then-unvested underlying shares of Common Stock that would have vested over the 9-month period following the end of Mr. Ahlholm’s employment; and

(5) for a period of nine (9) months immediately following termination, waiver of the obligation that Mr. Ahlholm remain in service, such that Mr. Ahlholm’s PRSUs would remain eligible to vest based solely on satisfaction of the applicable performance milestones prior to the expiration of such 9-month period.

If Mr. Ahlholm’s employment with us or our successor ends due to his resignation for “good reason” or his termination by us or our successor without “cause,” within 12 months immediately following a change in control of the Company, Mr. Ahlholm will be entitled to (1) payment of his salary for 12 months; (2) payment of his COBRA premiums, less the amount charged to active employees for health coverage, for up to 12 months; (3) 100% of his discretionary bonus for the year in which the termination occurs; and (4) vesting of his outstanding equity awards as to all then-unvested underlying shares of Common Stock (including with respect to all outstanding unvested options and any unvested PRSUs).

Mr. Ahlholm’s benefits are conditioned, among other things, on a satisfactory release of claims in favor of the Company and his compliance with post-termination obligations under his employment agreement.

For purposes of Mr. Ahlholm’s employment agreement, Mr. Ahlholm may end his employment by resignation for “good reason” if, without his written consent, there is (1) a material diminution in the nature or scope of his responsibilities, duties or authority (provided, however, that a requirement that Mr. Ahlholm act as officer, director or in any other corporate function within the group shall not constitute good reason); (2) a material reduction in his base salary; (3) relocation of his principal work location more than 50 miles from the location of his principal work location as of immediately prior to such relocation; or (4) our material breach of his employment agreement.

Further, for purposes of Mr. Ahlholm’s employment agreement, we may terminate him for “cause” if he (1) is convicted of a felony or misdemeanor involving moral turpitude; (2) commits an act of fraud or embezzlement against us or our affiliates; (3) uses or discloses without authorization confidential information or trade secrets of the Company for his benefit or materially breaches a written agreement between him and the Company; (4) materially violates any of our written policies and fails to cure such violation within 30 days; (5) materially fails or materially refuses to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the lawful written directives of our board of directors that are consistent with his position, and such material failure or material refusal continues for 30 days following written notice from the Company; (6) willfully engages in conduct or willfully omits to take any action, resulting in material injury to us or our affiliates, monetarily or otherwise (including with respect to our ability to comply with our legal or regulatory obligations); or (7) materially breaches his fiduciary duties as our officer or as a member of our board of directors.

Confidentiality and Assignment Agreements
Each of the employment agreements with our named executive officers contains provisions with respect to confidential information and assignment of inventions. Among other things, each agreement requires each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment or service with us, and to assign to us any inventions conceived or developed during the course of employment or service with us.
Payments Upon a Change in Control
In addition to payments and benefits under their employment agreements described above, pursuant to the terms of our 2013 Plan, if one or more of the awards granted to our named executive officers are not assumed or otherwise continued in effect by the successor corporation in the event of a change in control, such awards automatically accelerate and vest in full immediately prior to the change in control (assuming such officer remains in continuous service as of immediately prior to such change in control).
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation and certain financial performance metrics. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or the compensation committee view the link between financial performance and the compensation actually received or realized by our named executive officers. All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
Pay Versus Performance Table
The table below presents information on the compensation of our Chief Executive Officer and other named executive officers in comparison to certain performance metrics for 2025, 2024, and 2023. These metrics are not those that the compensation committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the rules and regulations of the SEC, and under such rules, CAP was calculated by adjusting the Summary Compensation Table (“SCT”) Total values for the applicable year as described in the footnotes to the table.

Year	Summary Compensation Table Total for PEO (1)(2)	Compensation Actually Paid to PEO (1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)(2)	Average Compensation Actually Paid to Non-PEO NEOs (1)(3)	Value of Initial Fixed $100 Investment Based On:	Net Income (Loss) (5)
					Total Shareholder Return (TSR) (4)
	(a)	(b)	(c)	(d)	(e)	(f)

2025	$9,354,184	$9,858,784	$4,375,630	$4,601,977	$252.83	$(293,423,177)

2024	$1,209,984	$1,255,771	$836,943	$870,195	$139.62	$1,438,865

2023	$1,835,160	$2,127,419	$1,182,081	$1,298,479	$386.79	$(30,005,353)

(1)
The Principal Executive Officer (“PEO”) information reflected in columns (a) and (b) relates to our CEO, Dr. Remy Luthringer. The non-PEO
NEOs information reflected in columns (c) and (d) above relates to Geoffrey Race and Frederick Ahlholm during 2025, 2024 and 2023.

(2)
The amounts shown in this column are the amounts of total compensation reported for Dr. Luthringer, or the average total compensation reported for the non-PEO
NEOs, as applicable, for each corresponding year in the “Total” column of the Summary Compensation Table. Please refer to “Executive Compensation—Compensation Tables—Summary Compensation Table.”

(3)
The dollar amounts reported represent the amount of “compensation actually paid” to our PEO and non-PEO
NEOs, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to the total compensation of our PEO and non-PEO
NEOs for 2025 to determine the compensation actually paid:

Year	NEO	SCT Total	Less: Grant Date Fair Value of Equity Awards Reported in the SCT	Add: Fair Value of Equity Awards Granted During the Year that Remain Unvested at December 31, 2025	Add: Change in Fair Value of Prior Years’ Equity Awards that Remain Outstanding and Unvested at December 31, 2025	Add: Vesting Date Fair Value of Awards Granted During Applicable Year that Vested During Applicable Year	Add: Change in Fair Value of Prior Years’ Equity Awards Vested through the Year Ended December 31, 2025	Less: Fair Value of Prior Years’ Awards that Failed to Vest	CAP

2025	PEO	$9,354,184	$8,190,000	$8,797,500	$ 25,596	$ -	$(128,496)	$ -	$9,858,784

2025	Non-PEO NEOs	$4,375,630	$3,640,000	$3,910,000	$ 24,092	$ -	$(67,745)	$ -	$4,601,977

(4)
Represents the cumulative TSR of our Common Stock as calculated in accordance with Item 201(e) of Regulation
S-X,
assuming an initial fixed investment of $100 on December 31, 2022. We have never declared or paid any dividends on our Common Stock.

(5)	Represents the net income (loss) as disclosed in the audited annual financial statements for the applicable year.
Pay Versus Performance Narrative Disclosure
In accordance with Item 402(v) of Regulation
S-K,
we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on the CAP and each of net income (loss) and TSR. We do not utilize TSR or net loss in our executive compensation program.
Compensation Actually Paid vs. Total Shareholder Return
The following graph illustrates the relationship of the CAP for our PEO and the average CAP for our non-PEO
NEOs, as calculated pursuant to SEC rules, to our cumulative TSR over the three years presented in the Pay Versus Performance table.

Compensation Actually Paid vs. Net Income (Loss)
The following graph illustrates the relationship of the CAP for our PEO and the average CAP for our non-PEO
NEOs, as calculated pursuant to SEC rules, to our net income (loss) over the three years presented in the Pay Versus Performance table.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, we grant stock options to employees, including our named executive officers. Also, non-employee
directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial election to the Board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to our Director Compensation Plan, as further described under the heading
“—Non-Employee
Director Compensation Plan” above. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Neither our Board nor our Compensation Committee takes material non-public
information (“MNPI”) about the Company into account when determining the timing of equity awards, nor do we time the disclosure of MNPI for the purpose of impacting the value of executive compensation.

The following table is being provided pursuant to Item 402(x)(2) of Regulation
S-K.

Name (a)	Grant date (b)		Number of securities underlying the award (c)	Exercise price of the award ($/Share) (d)	Grant date fair value of the award ($) (e) (1)
Percentage change in the closing market

price of the securities underlying the award

between the trading day ending

immediately prior to the disclosure of

material nonpublic information and the

trading day beginning immediately

following the disclosure of material

nonpublic information (%) (f)

Dr. Remy Luthringer	12/22/2025	(2)	2,250,000	3.98	$8,190,000	2.0%

Geoffrey Race	12/22/2025	(2)	1,500,000	3.98	$5,460,000	2.0%

Frederick Ahlholm	12/22/2025	(2)	500,000	3.98	$1,820,000	2.0%

(1)
Amounts represent grant date fair values of the stock options computed in accordance with ASC Topic 718. Assumptions used in valuing options are described in Note 8 to our consolidated financial statements included in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2025, filed with the SEC on March 11, 2026. The aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting or exercise of the stock options, or the sale of the Common Stock underlying such stock options.

(2)
On December 22, 2025, our Board approved and priced certain equity compensation awards in the form of stock options to our named executive officers, which coincided with a Current Report on Form
8-K
announcing the results of our 2025 Annual Meeting.

DIRECTOR COMPENSATION

Director Compensation Table

The following table presents the total compensation for each person, other than our Chief Executive Officer, who served as a member of our Board during 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2)(3) ($)		All Other Compensation ($)	Total ($)

Hans Peter Hasler	60,000	175,000		—	235,000
Jan van Heek	58,000	175,000		—	233,000
Dr. David Kupfer	84,500	175,000		—	259,500
Dr. Fouzia Laghrissi-Thode	52,250	175,000		—	227,250

Dr. Inderjit Kaul(4)	5,000(5)	1,343,640	(6)	5,400(7)	1,354,040

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2025 computed in accordance with ASC 718. The assumptions we used in valuing the option awards are described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 11, 2026. The aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by a director upon the vesting of the stock options, the exercise of the stock options or the sale of the Common Stock underlying such stock options.

(2)

Pursuant to our Amended Director Compensation Plan, each of our non-employee directors other than Dr. Kaul was granted an option to purchase 50,000 shares of our Common Stock on December 22, 2025, at an exercise price of $3.98 per share.

(3)	As of December 31, 2025, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors who served on our Board during 2025 was:

Name	Stock Options

Hans Peter Hasler	92,500

Jan van Heek	90,624

Dr. David Kupfer	90,624

Dr. Fouzia Laghrissi-Thode	90,624

Dr. Inderjit Kaul	374,004

(4)	Dr. Inderjit Kaul was elected to the Board, and engaged as a consultant to the Company, in November 2025.

(5)	Reflects a prorated amount of cash compensation for the remainder of calendar year 2025 following Dr. Kaul’s election to the Board.

(6)

In connection with his election to the Board, Dr. Kaul was granted a New Director Welcome Option to purchase 9,500 shares of our Common Stock, pursuant to the 2013 Plan at an exercise price of $4.11 per share. Dr. Kaul did not receive a New Annual Grant (as defined below) at the 2025 Annual Meeting of the Stockholders. In addition, Dr. Kaul received a stock option grant under his consulting agreement in December 2025 to purchase 364,504 shares at an exercise price of $3.98 per share. For more information on Dr. Kaul’s consulting agreement, see “Transactions with Related Persons Related Person Transactions Policy and Procedures”. The grant date fair value of Dr. Kaul’s New Director Welcome Option (as defined below) was $35,435 and of Dr. Kaul’s Consultant Option (as defined below) was $1,308,205.

(7)	Represents cash compensation paid to Dr. Kaul for his consulting services.

Non-Employee Director Compensation Plan

Our Director Compensation Plan, as adopted by our Board, became effective April 1, 2018 and was amended on December 5, 2024. Under the terms of the plan as in effect for calendar year 2025, each non-employee director was eligible to receive an annual cash retainer of $40,000. The Lead Independent Director was eligible to receive an additional annual cash retainer of $20,000. The chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are each eligible to receive additional annual cash retainers of $18,000, $12,250 and $9,500, respectively. Other members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are eligible to receive additional annual cash retainers of $9,000, $6,000 and $5,000, respectively.

Under the terms of such plan, each newly elected non-employee member of the Board received a one-time grant of an option to purchase 9,500 shares of Common Stock promptly following election or appointment to the Board (“New Director Welcome Options”). The New Director Welcome Options vest quarterly over three years, provided that the applicable non-employee director is, as of such vesting date, a non-employee director of the Company.

In addition, each non-employee director received an annual option grant to purchase 4,750 shares of Common Stock per year (“New Annual Grants”). The New Annual Grants vest in equal quarterly installments over one year, provided that the applicable non-employee director is, as of such vesting date, a non-employee director of the Company.

Our Director Compensation Plan was further amended on December 22, 2025, which became effective on January 1, 2026 (the “Amended Director Compensation Plan”). Under the terms of the Amended Director Compensation Plan, each non-employee director is eligible to receive an annual cash retainer of $40,000. The Lead Independent Director is eligible to receive an additional annual cash retainer of $20,000. The chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are each eligible to receive additional annual cash retainers of $18,000, $12,250 and $10,000, respectively. Other members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are eligible to receive additional annual cash retainers of $9,000, $6,000 and $5,000, respectively. The New Director Welcome Options have been increased to 100,000 shares of the Company’s Common Stock and the New Annual Grants have been increased to 50,000 shares of the Company’s Common Stock. The vesting schedule for such options is unchanged.

Clawback Policy

In November 2023, our Board adopted a written compensation recovery policy in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable Nasdaq rules, a copy of which is filed as an exhibit to our Annual Report on Form 10-K.

TRANSACTIONS WITH RELATED PERSONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement, or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were, or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated, or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration, and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party, or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs, and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties, or to or from employees generally.

The policy requires that, in determining whether to approve, ratify, or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

All of the transactions described below under “Certain Related Person Transactions” were approved by the Audit Committee in accordance with our related person transaction policy.

Certain Relationships and Related Person Transactions

Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, below is a description of transactions since January 1, 2024 to which the Company was a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets at December 31, 2025 and 2024, as applicable); and

•

any of our directors, executive officers or holders of more than 5% of the company’s capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Settlement Agreement and Consulting Agreement with Geoffrey Race

On March 30, 2026, we, Mind-NRG SARL, and Mr. Race entered into the Settlement Agreement, pursuant to which Mr. Race resigned from his role as President of the Company and as a Director of Mind-NRG, effective March 31, 2026. Under the Settlement Agreement, we agreed to make a payment to Mr. Race, in lieu of the 12-month notice entitlement provided by the Race Employment Agreement, which payment consists of (i) a one-time payment in the amount of his annual salary, (ii) 12-months’ pension contributions and (iii) a pro-rated portion of his 2026 bonus-entitlement. In addition, in consideration of Mr. Race’s execution of a general release of claims and his compliance with the other terms of the Settlement Agreement, we agreed to provide Mr. Race with the following separation benefits: (x) a one-time severance payment of £30,000; (y) payments in lieu of 12-months’ private medical insurance contributions and life assurance contributions and (z) reimbursement of Mr. Race’s reasonable legal fees incurred in connection with obtaining advice on the termination of his employment and the terms of the Settlement Agreement, up to a maximum of £15,000 plus VAT. With respect to Mr. Race’s outstanding stock options to purchase shares of Common Stock granted pursuant to the 2013 Plan, we agreed to treat all such options as fully vested effective as of March 31, 2026, and to extend the period during which Mr. Race may exercise such options until midnight U.S. Eastern Time on January 1, 2030, after which time the options will lapse and cease to be exercisable.

Also on March 30, 2026, we entered into the Consultancy Agreement with Mr. Race. The Consultancy Period commences on April 15, 2026 and continues until April 14, 2027, unless earlier terminated by either party upon one month’s prior written notice, or by us upon the occurrence of certain termination events, including gross misconduct or material breach by Mr. Race. During the Race Consulting Period, Mr. Race will be entitled to receive consulting fees in amounts of £333 per hour, for a minimum of 35 hours per month. At the discretion of our Compensation Committee, Mr. Race may be eligible to receive options to acquire shares of Common Stock under the 2013 Plan.

Consulting Agreement with Dr. Kaul

On November 14, 2025, we entered into a consulting agreement (the “Consulting Agreement”) with Dr. Kaul, one of our directors. Pursuant to the Consulting Agreement, Dr. Kaul will, among other things, assist with our clinical trial workstreams and other related services upon request of our Chief Executive Officer. Pursuant to the terms and conditions of the Consulting Agreement, Dr. Kaul will provide services for approximately 25 to 30 hours per month at a rate of $450 per hour during a six-month initial term, with the option to renew for additional six-month periods unless terminated earlier by either party with 30 days’ notice. Immediate termination by us is permitted for material breach. The termination of the Consulting Agreement will not automatically affect Dr. Kaul’s board service or his eligibility (if any as of the time of such termination) to receive compensation for his board services pursuant to our Amended Director Compensation Plan as in effect from time to time.

Additionally, we agreed to grant Dr. Kaul an option to purchase a number of shares of our Common Stock representing (when added to the number of shares of our Common Stock subject to any equity awards granted to Dr. Kaul pursuant to the Amended Director Compensation Plan as in effect from time to time) 0.7% of the Share Total (as defined in the Consulting Agreement) as of the date of grant (the “Consultant Option”). Twenty-five percent (25%) of the Consultant Option shall vest after the completion of one year of continuous service; an additional forty-five percent (45%) of the Consultant Option shall vest on the tenth day following the date of our public announcement that we have achieved, on a statistically significant basis, the primary endpoint of our Phase 3 confirmatory trial of roluperidone in schizophrenia at the 12-week timepoint; and the remaining thirty percent (30%) of the Consultant Option shall vest on the tenth day following the date of our public announcement of safety data from the 40-week relapse assessment phase; provided, however, in each case, that Dr. Kaul is providing services pursuant to the Consulting Agreement on each such vesting date. Additionally, during the period Dr. Kaul is providing services under the Consulting Agreement, we agreed to use reasonable efforts to grant him, on no greater than a quarterly basis, top up options (if any) to enable him to hold 0.7% of the Share Total (as adjusted for certain events) as of the applicable date of grant (when added to the number of shares of our Common Stock subject to any equity awards granted to Dr. Kaul pursuant to the Amended Director Compensation Plan and prior awards granted to him pursuant to the Consulting Agreement).

2025 Private Placement and Support Agreements

On October 21, 2025, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors, pursuant to which we agreed to issue and sell, in a private placement (the “Private Placement”), (i) 80,000 shares of Series A Preferred Stock, (ii) Preferred Tranche A Warrants to acquire up to 80,000 shares of Series A Preferred Stock and (iii) Preferred Tranche B Warrants to acquire up to 40,000 shares of Series A Preferred Stock. Each share of Series A Preferred Stock was sold at a price per share of $1,000 and has a conversion price of $2.11 per share of Common Stock, subject to the terms and limitations contained in the Certificate of Designation. The Private Placement closed on October 23, 2025.

The Federated Hermes Kaufmann Funds, the Farallon Funds, the Logos Funds, the Janus Funds, Atlas Private Holdings (Cayman) Ltd., the Vivo Funds, Seven Fleet Partners LP, Adage Capital Partners LP, Trails Edge Biotechnology Master Fund, LP, and Foresite Capital Fund VI LP participated in the Private Placement. The foregoing investors are each a beneficial owner of, in the aggregate, more than 5% of our capital stock. For more information regarding such investors’ beneficial ownership, see “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” above.

Concurrently with the execution of the Securities Purchase Agreement and as a condition to closing of the Private Placement, the Federated Hermes Kaufmann Funds and Boehringer Ingelheim International GmbH each entered into a support agreement (the “Support Agreements”) providing, among other things, that such stockholders would vote all of their shares of Common Stock at a meeting of stockholders of the Company (which was held in December 2025): in favor of (i) the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock, (ii) an increase to the reserved shares under the 2013 Plan, and (iii) other customary annual stockholder meeting matters (together, the “Support Agreement Proposals”), and against any proposal that conflicts or materially impedes or interferes with the approval of any of the Support Agreement Proposals or that would adversely affect or delay the consummation of the transactions contemplated by the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, we filed a registration statement on Form S-3 (File No. 333-292410) covering the resale of the Registrable Securities (as such term is defined in the Securities Purchase Agreement). We further agreed to take all steps necessary to keep such registration statement effective at all times until all Registrable Shares have been resold, or there remains no Registrable Shares.

2023 Private Placement

On June 27, 2023, we entered into a securities purchase agreement (the “2023 Securities Purchase Agreement”) with the Federated Hermes Kaufmann Funds and Boehringer Ingelheim International GmbH (collectively, the “2023 Investors”), pursuant to which we agreed to issue and sell to the 2023 Investors in a private placement (the “2023 Private Placement”) (i) an aggregate of 1,425,000 shares of our Common Stock, at a purchase price of $10.00 per share, and (ii) in lieu of additional shares of our Common Stock, pre-funded warrants to purchase an aggregate of 575,575 shares of Common Stock, at a purchase price of $9.99 per pre-funded warrant. The price per pre-funded warrant represents the price of $10.00 per share sold in the 2023 Private Placement, minus the $0.01 per share exercise price of each such pre-funded warrant. The pre-funded warrants are exercisable at any time after their original issuance and will not expire until exercised in full. The 2023 Private Placement closed on June 30, 2023, as a result of which we received aggregate net proceeds of approximately $19.6 million after deducting offering expenses of approximately $0.4 million payable by us.

Pursuant to the 2023 Securities Purchase Agreement, we filed a registration statement on Form S-3 (File No. 333-273686), which was declared effective by the SEC on August 9, 2023, covering the resale of the Registrable Securities (as such term is defined in the 2023 Securities Purchase Agreement). We have agreed to use our commercially reasonable efforts to keep such registration statement effective until the earlier of (i) the third anniversary of the effective date of the initial registration statement covering the Registrable Securities; (ii) the date all Shares and all shares of Common Stock underlying the pre-funded warrants may be sold under Rule 144 of the Securities Act of 1933, as amended, without being subject to any volume, manner of sale or publicly available information requirements; or (iii) immediately prior to the closing of a Change of Control (as such term is defined in the 2023 Securities Purchase Agreement).

Immediately prior to the closing of the 2023 Private Placement, the Federated Hermes Kaufmann Funds were the beneficial owners of, in the aggregate, more than 5% of our capital stock. Boehringer Ingelheim International GmbH became a beneficial owner of more than 5% of our capital stock through the 2023 Private Placement. For more information regarding the 2023 Investors’ beneficial ownership, see “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” above.

Pursuant to the 2023 Securities Purchase Agreement, in connection with the 2023 Private Placement, Boehringer Ingelheim International GmbH has the right to designate an observer to attend, subject to certain exceptions, meetings of the Board and its committees, until the earlier of (i) the occurrence of a Change of Control and (ii) the date that it and its affiliates collectively hold less than 10% of our Common Stock (which shall be calculated by including in the amount of Common Stock held by Boehringer Ingelheim International GmbH and its affiliates any shares of Common Stock issuable upon exercise of any portion of the pre-funded warrant issued to such Investor and not yet exercised). Boehringer Ingelheim International GmbH designated a board observer on August 29, 2023.

Compensation Arrangements and Equity Awards for Executive Officers and Directors

We have employment arrangements with our executive officers that, among other things, provide for certain change in control benefits, as well as severance benefits for executive officers. For a description of these agreements with our named executive officers, see “Executive Compensation.”

We have granted stock options and performance-based restricted stock units to our executive officers and our directors. For a description of these equity awards to our named executive officers and directors, see “Executive Compensation.”

Indemnification Agreements for Executive Officers and Directors

We have entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2025.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted- average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	8,391,004	$4.73	5,856,800

Equity compensation plans not approved by security holders	—	—	—

Total	8,391,004	$4.73	5,856,800

(1)	Consists of 8,173,509 shares subject to outstanding options and 217,495 shares subject to outstanding performance-based restricted stock unit awards.

(2)

The weighted-average exercise price does not reflect the shares of our Common Stock that will be issued in connection with the settlement of performance-based restricted stock unit awards, which have no exercise price.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Minerva Neurosciences, Inc. stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or the Company. Direct your written request to Minerva Neurosciences, Inc. to the attention of our Corporate Secretary, 1500 District Avenue, Burlington, MA 01803, or contact our Corporate Secretary at (617) 600-7373. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Frederick Ahlholm
Frederick Ahlholm
Chief Financial Officer and Secretary
Burlington, Massachusetts

April 23, 2026

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: Corporate Secretary, Minerva Neurosciences, Inc., 1500 District Avenue, Burlington, MA 01803.

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

(EXCULPATION AMENDMENT)

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MINERVA NEUROSCIENCES, INC.

Minerva Neurosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of the Corporation is Minerva Neurosciences, Inc. The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on April 23, 2007 under the original name of the Corporation, Cyrenaic Pharmaceuticals, Inc., and was corrected by a Certificate of Correction filed with the Secretary of State of the State of Delaware on May 16, 2007. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 29, 2007 and was amended by the Certificate of Merger filed with the Secretary of State of the State of Delaware on November 12, 2013. A second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 9, 2014 and was further amended by a Certificate of Amendment filed with the Secretary of State of the State of Delaware on June 17, 2022 and a second Certificate of Amendment filed with the Secretary of State of the State of Delaware on December 22, 2025 (the “Certificate of Incorporation”).

SECOND: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending the Certificate of Incorporation, as follows:

RESOLVED, that Article EIGHTH, paragraph (a), shall be amended and restated to read in its entirety as follows:

“(a) No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL, as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. Solely for purposes of this Article EIGHTH, paragraph (a), “officer” shall have the meaning provided in Section 102(b)(7) of the GCL.”

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed by its duly authorized officer on this   day of    , 2026.

MINERVA NEUROSCIENCES, INC.

By:
Name: Remy Luthringer Ph.D.
Title: Chief Executive Officer

APPENDIX B

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

(EXCLUSIVE FORUM AMENDMENT)

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MINERVA NEUROSCIENCES, INC.

Minerva Neurosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of the Corporation is Minerva Neurosciences, Inc. The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on April 23, 2007 under the original name of the Corporation, Cyrenaic Pharmaceuticals, Inc., and was corrected by a Certificate of Correction filed with the Secretary of State of the State of Delaware on May 16, 2007. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 29, 2007 and was amended by the Certificate of Merger filed with the Secretary of State of the State of Delaware on November 12, 2013. A second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 9, 2014 and was further amended by a Certificate of Amendment filed with the Secretary of State of the State of Delaware on June 17, 2022 and a second Certificate of Amendment filed with the Secretary of State of the State of Delaware on December 22, 2025 (the “Certificate of Incorporation”).

SECOND: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending the Certificate of Incorporation, as follows:

RESOLVED, that Article NINTH shall be amended and restated to read in its entirety as follows:

“NINTH: [Reserved.]”

THIRD: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed by its duly authorized officer on this   day of    , 2026.

MINERVA NEUROSCIENCES, INC.

By:
Name: Remy Luthringer Ph.D.
Title: Chief Executive Officer

MINERVA NEUROSCIENCES, INC. 1500 DISTRICT AVE BURLINGTON, MA 01803 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NERV2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 P.M. Eastern Time on June 2, 2026. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94026-P48377 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. detach and return this portion only MINERVA NEUROSCIENCES, INC. for Withhold For All all all Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposal 1: 1. To elect two Class III directors each to hold office until 2029 Annual Meeting of Stockholders. Nominees: 01) David Kupfer 02) Jan van Heek The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 6 and 1 YEAR on proposal 5: 2. To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Existing Charter”), to reflect Delaware Law provisions allowing for the exculpation of certain officers. 3. To approve an amendment of the Existing Charter to eliminate the exclusive forum provision. 4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement. For Against Abstain 5. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. 1 Year 2 Years 3 Years Abstain 6. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026. NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] date Signature (Joint Owners) date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V94027-P48377 MINERVA NEUROSCIENCES, INC. Annual Meeting of Stockholders June 3, 2026 8:30 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Remy Luthringer and Frederick Ahlholm, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of MINERVA NEUROSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM EDT on June 3, 2026 virtually at www.virtualshareholdermeeting.com/NERV2026, and any adjournment or postponement thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side